                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  Syntel, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  (SYNTEL LOGO)




May 8, 2006

Dear Shareholder:

     It is my pleasure to invite you to attend Syntel's 2006 Annual Meeting of Shareholders on Thursday, June 1, 2006, at 10:00 a.m. The meeting will be held at the global headquarters of Syntel, Inc. located at 525 East Big Beaver Road, Suite 300, Troy, Michigan. If you need directions to Syntel's global headquarters, please contact us at (248) 619-2800.

     The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. You will want to review this material for information concerning the business to be conducted at the meeting, which will consist of the election of directors, voting on a proposed Amended and Restated Stock Option and Incentive Plan, voting on a proposed Amended and Restated Employee Stock Purchase Plan, and ratifying the appointment of Syntel's independent registered public accounting firm.

     Your vote is important. Whether or not you plan to attend the meeting, we urge you to complete, sign, and return your proxy as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are unable to attend. You may later revoke your proxy and vote in person at the meeting if you wish.

                                        Sincerely,

                                        -s- Bharat Desai

                                        Bharat Desai
                                        Chairman, President, and Chief Executive
                                        Officer

                                  SYNTEL, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 1, 2006

       -------------------------------------------------------------------

     The Annual Meeting of Shareholders of Syntel, Inc., a Michigan corporation, will be held on Thursday, June 1, 2006, at 10:00 a.m., at Syntel's global headquarters located at 525 East Big Beaver Road, Suite 300, Troy, Michigan. The purposes of the Annual Meeting are to:

     1. elect six directors to serve on Syntel's Board of Directors;

     2. vote on a proposal to adopt the Amended and Restated Stock Option and Incentive Plan;

     3. vote on a proposal to adopt the Amended and Restated Employee Stock Purchase Plan;

     4. ratify the appointment of Crowe Chizek and Company LLC as Syntel's independent registered public accounting firm for the current fiscal year; and

     5. conduct any other business that is properly raised at the meeting or any adjournment of the meeting.

     Only shareholders of record at the close of business on April 6, 2006 may receive notice of and vote at the meeting.

                                        By Order of the Board of Directors



                                        -s- Daniel M. Moore

                                        May 8, 2006
                                        Daniel M. Moore
                                        Chief Administrative Officer
                                        and Secretary

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WE WOULD LIKE SHAREHOLDERS TO COME TO THE MEETING, BUT, EVEN IF YOU PLAN TO
ATTEND, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                  SYNTEL, INC.
                       525 EAST BIG BEAVER ROAD, SUITE 300
                              TROY, MICHIGAN 48083

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 1, 2006

SOLICITATION OF PROXIES

     This proxy statement and the accompanying proxy are being distributed to shareholders of Syntel, Inc. ("Syntel" or the "Company") in connection with the solicitation of proxies to be used at Syntel's 2006 Annual Meeting of Shareholders. The proxy is your vote as a shareholder of Syntel on the matters presented at the Annual Meeting. The Annual Meeting will be held at Syntel's global headquarters located at 525 East Big Beaver Road, Suite 300, Troy, Michigan, on Thursday, June 1, 2006, at 10:00 a.m.

     The enclosed proxy is solicited by Syntel's Board of Directors. This Proxy Statement and the enclosed proxy were first mailed or given to shareholders beginning on May 8, 2006. Syntel's 2005 Annual Report to Shareholders is also enclosed with this Proxy Statement.

     Syntel will pay the entire cost of soliciting proxies. Syntel will arrange with brokerage houses, nominees, custodians, and other fiduciaries to send proxy soliciting materials to beneficial owners of the Common Stock at Syntel's expense.

REVOKING A PROXY

     Any person giving a proxy has the power to revoke it at any time before it is voted. There are three ways to revoke your proxy: (1) you may deliver a written notice of revocation, dated after the date of your proxy, to the inspectors of the election at or before the Annual Meeting; (2) you may deliver a later-dated proxy to the inspectors of the election at or before the Annual Meeting; or (3) you may attend the Annual Meeting in person and vote your shares by ballot. If you decide to send your written notice of revocation or later-dated proxy to the inspectors of election before the Annual Meeting, please send it to the attention of the Chief Administrative Officer, Syntel, Inc., 525 East Big Beaver Road, Suite 300, Troy, Michigan 48083 so that it will arrive before June 1, 2006.

RECORD DATE

     The record date for determining shareholders entitled to vote at the Annual Meeting is April 6, 2006. Each of the 40,979,810 shares of Syntel's Common Stock issued and outstanding on that date and not held in an account for Syntel's benefit is entitled to one vote on any matter voted on at the Annual Meeting. Abstentions and votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners ("broker non-votes") will be counted as present at the Annual Meeting to determine whether a quorum exists.

                       MATTERS TO COME BEFORE THE MEETING

                       PROPOSAL 1.  ELECTION OF DIRECTORS

     Under Syntel's Restated Articles of Incorporation, as amended, all of the members of Syntel's Board of Directors are elected each year to hold office for a one year term and until their successors are duly elected and qualified. There are currently six members of the Board, including Paul Donovan, who was appointed to the Board on March 13, 2006 to fill a vacancy on the Board created by a former director's decision last year to not stand for reelection to the Board. Mr. Donovan is standing for election to the Board of Directors on June 1, 2006 with the other members.

     Six directors are to be elected at this year's Annual Meeting. Each director elected will serve a one year term ending at Syntel's 2007 Annual Meeting of Shareholders. The nominees named below were recommended for

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nomination for election at this Annual Meeting of Syntel's shareholders by
Syntel's Nominating and Corporate Governance Committee and nominated by the full Board of Directors. Except where the authority to do so has been withheld, it is the intention of the persons named in the proxy provided with this proxy statement to vote to elect the nominees named below as directors.

     The six nominees receiving the highest number of votes cast at the Annual Meeting in person or by proxy will be elected as directors. Shares not voted (whether by abstention, broker non-votes or otherwise) have no effect on the election. In case any nominee is unable or declines to serve, proxies will be voted for another person designated by the Board of Directors to replace the nominee. However, the Board of Directors does not anticipate this will occur. For the 2006 Annual Meeting of Shareholders, each proxy may be voted for no more than six director nominees.

     Information concerning the nominees for election, with respect to age and positions with Syntel or other principal occupations for the past five years, follows.

     Paritosh K. Choksi, age 53, is Executive Vice President, Chief Operating Officer, and Chief Financial Officer and a director of ATEL Capital Group, a financial services management company, and has served in those capacities since April 2001. From May 1999 to April 2001, Mr. Choksi was Chief Financial Officer, Senior Vice President, and a director of ATEL Capital Group. Mr. Choksi has been a director of Syntel since August 1997. Mr. Choksi has also been named the Lead Director on the Board of Directors and in that capacity chairs the Board of Directors in the absence of the Chairperson of the Board and also chairs the executive sessions of the independent members of the Board of Directors.

     Bharat Desai, age 53, is a co-founder of Syntel and has served as its Chairman of the Board, President and Chief Executive Officer and as a director since February 1999. He has served as its President and Chief Executive Officer and as a director since its formation in 1980. Mr. Desai is the spouse of Ms. Sethi.

     Paul R. Donovan, age 59, currently retired, served from October 1999 to September 2005 as an Executive Vice President and CIO, Information Technology with ING Americas, a financial services company offering banking, insurance, and asset management services. Mr. Donovan has been a director of Syntel since March 2006.

     George R. Mrkonic, age 53, currently retired, served as the Vice Chairman of Borders Group, Inc., a retailer of books, music, and educational entertainment media products headquartered in Ann Arbor, Michigan from December 1994 until January 2002, and served as a director of Borders Group, Inc. from August 1994 until January 2005. Mr. Mrkonic is also a director of (i) Nashua Corporation, a manufacturer of specialty imaging products and services to industrial and commercial customers to meet various print application needs,
(ii) Guitar Center, Inc., the nation's leading retailer of guitars, amplifiers, percussion instruments, keyboards and pro-audio and recording equipment, and
(iii) Brinker International, Inc., the parent company of a diverse portfolio of casual dining restaurant concepts. Mr. Mrkonic has been a director of Syntel since August 1997.

     Vasant Raval, age 66, has been a Professor and Chair of the Department of Accounting at Creighton University since 2001. Mr. Raval joined the faculty of Creighton University in 1981 and has served as Professor of Accounting and Associate Dean and Director of Graduate Programs at the College of Business Administration. Mr. Raval is also a director of InfoUSA, Inc., a provider of business and consumer information products, database marketing services, data processing services, and sales and marketing solutions. Mr. Raval has been a director of Syntel since January 2004.

     Neerja Sethi, age 51, is a co-founder of Syntel and has served as a Vice President and a director since Syntel's formation in 1980. Ms. Sethi is the spouse of Mr. Desai.

BOARD RECOMMENDATION

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors meets regularly, at least once each quarter. During 2005, the Board of Directors held eleven meetings. The standing committees established by the Board of Directors are described below. The Board of


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

Directors has determined that each of Messrs. Choksi, Donovan, Mrkonic, and Raval are independent under the listing standards of the National Association of Securities Dealers ("NASD") in that such directors have no relationships which would interfere with their exercise of independent judgment in carrying out their responsibilities as a director.

     Audit Committee. The Audit Committee is responsible for, among other things, appointing an independent registered accounting firm to conduct the independent audit of Syntel, periodically reviewing the qualifications of Syntel's independent auditors, reviewing the scope and results of any audit, and reviewing fees charged by the independent auditors for audit service, non-audit service, and related matters. The Audit Committee met eleven times during 2005. The members of the Audit Committee are Vasant Raval (Committee Chairperson), Paritosh K. Choksi, Paul R. Donovan, and George R. Mrkonic, Jr. The Board has determined that Vasant Raval is an "audit committee financial expert" and that each member of the Audit Committee is independent and qualified to serve on the Committee under the NASD listing standards. The Audit Committee charter is attached to this proxy statement as Appendix A and is also available on Syntel's website at www.syntelinc.com on the corporate governance page in the "investors" section of the website.

     Compensation Committee. The Compensation Committee develops and monitors the executive compensation policies of Syntel. The Compensation Committee is responsible for the administration of all salary and incentive compensation plans, including bonuses, for the chief executive officer, other officers, and the key employees of Syntel. The Compensation Committee also administers Syntel's 1997 Stock Option and Incentive Plan and the 1997 Employee Stock Purchase Plan. The Compensation Committee met eight times during 2005. The members of the Compensation Committee are Paritosh K. Choksi (Committee Chairperson), Paul R. Donovan, and George R. Mrkonic, Jr. The Board has determined that each member of the Committee is independent under the NASD listing standards. The Compensation Committee charter is available on Syntel's website at www.syntelinc.com on the corporate governance page in the "investors" section of the website.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors nominees, including nominees submitted by shareholders, who are qualified to serve on Syntel's Board of Directors, to develop and periodically review corporate governance principles for Syntel, and oversee the evaluation of Board members and management. The Nominating and Corporate Governance Committee met seven times during 2005. The members of the Nominating and Corporate Governance Committee are George R. Mrkonic, Jr. (Committee Chairperson), Paritosh K. Choksi, and Vasant Raval. The Board of Directors has determined that each member of the Committee is independent under the NASD listing standards. The Nominating and Corporate Governance Committee charter is available on Syntel's website at www.syntelinc.com on the corporate governance page in the "investors" section of the website.

     The Nominating and Corporate Governance Committee's policy with respect to the consideration of director candidates recommended by shareholders is that it will consider such candidates on the same basis as it considers all director candidates. In considering director candidates, the Nominating and Corporate Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and qualified advisors. These factors may include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

     The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members and management, as well as shareholders. The Nominating and Corporate Governance Committee has retained third party search firms from time to time to identify and evaluate candidates, and the Committee is authorized to continue that practice. The Nominating and Corporate Governance Committee is authorized to engage or consult from time to time, as appropriate, at Syntel's expense, consultants, independent legal counsel and other experts and advisors it considers necessary, appropriate or advisable in the discharge of its responsibilities. Shareholders may propose nominees for consideration by the Nominating and Corporate Governance Committee by submitting the names and supporting information to: Syntel, Inc., 525 East Big Beaver Road, Suite 300, Troy, Michigan 48083, Attn: Chief Administrative Officer.

     Executive Committee. The Executive Committee assists the Board of Directors in discharging its duties relating to Syntel's strategic vision. The Executive Committee met four times during 2005. The members of the Executive Committee are Paritosh K. Choksi (Committee Chairperson), Bharat Desai, and Neerja Sethi. The Executive Committee charter is available on Syntel's website at www.syntelinc.com on the corporate governance page in the "investors" section of the website.

MEETING ATTENDANCE AND SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     During 2005, all current directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served. In 2005, two directors attended the Annual Meeting of Shareholders. Syntel does not have a policy on individual director attendance at annual shareholder meetings. Shareholders may send written communications to the Board, committees of the Board, and individual directors by mailing those communications to our Corporate Secretary at Syntel, Inc., 525 East Big Beaver Road, Suite 300, Troy, Michigan 48083, who will forward all such communications to the addressee(s). Shareholders may also communicate with the Board of Directors, or only with the independent directors, by means of the incident reporting process at www.mysafeworkplace.com.

COMPENSATION OF DIRECTORS

     Directors who are also employees of Syntel do not receive any additional compensation for their service as a Director. Directors who are not employees of Syntel are paid a $25,000 annual retainer as well as $2,500 for attending in person each meeting of the Board and committees held in the United States and $7,500 for attending in person each meeting of Syntel's directors held in India. No fees are paid for Board or Committee meetings held by telephone conference call. Committee chairpersons also receive annual retainers in addition to those they receive as Board members. The Audit Committee chairperson receives an annual retainer of $10,000 and all other committee chairpersons receive an annual retainer of $5,000. Upon being elected at an annual shareholder meeting, each non-employee director also receives, under Syntel's 1997 Stock Option and Incentive Plan, a number shares of restricted stock equal to $55,000. The number of shares is determined by dividing $55,000 by the closing price of Syntel's stock on the day of the annual shareholder meeting. That restricted stock vests on the one year anniversary of its grant. Beginning with the Board members elected next year, at the 2007 Annual Meeting of Shareholders, the number shares of restricted stock granted will be increased to equal $80,000.

                 PROPOSAL 2.  PROPOSAL TO ADOPT THE AMENDED AND
                    RESTATED STOCK OPTION AND INCENTIVE PLAN

     We are requesting that the shareholders vote in favor of adopting the Amended and Restated Stock Option and Incentive Plan (the "Stock Option Plan"). The Stock Option Plan was approved by the Board on April 17, 2006, subject to shareholder approval at the Annual Meeting of Shareholders. The 1997 Stock Option and Incentive Plan currently provides for the grant of stock options, stock appreciation rights, restricted stock, performance shares and annual incentive awards. The 1997 Stock Option and Incentive Plan terminates by its terms in April 2007. The Stock Option Plan amends and restates the 1997 Stock Option and Incentive Plan, updates and expands its flexibility and extends its termination date to June 1, 2016.

     The Stock Option Plan is being submitted for approval by shareholders in accordance with NASDAQ listing requirements. The Stock Option Plan is also being submitted, among other reasons, to ensure that certain awards granted under the Stock Option Plan may qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code.

SUMMARY OF THE STOCK OPTION PLAN

     The principal features of the Stock Option Plan are summarized below and are substantially the same as those of the current version of the 1997 Stock Option and Incentive Plan. Appendix B to this proxy statement contains a copy of the Stock Option Plan as proposed to be adopted. The following summary of the principal features of the Stock Option Plan is qualified in its entirety by reference to Appendix B to this proxy statement.



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

     Purpose. The Stock Option Plan will allow the Company, under the direction of the Compensation Committee, to offer to employees and non-employee directors a variety of equity-based incentives, including stock options, restricted stock, restricted stock units, performance-based stock awards, annual incentive awards, and stock appreciation rights through June 1, 2016. These awards may or may not require the attainment of performance objectives. The purposes of these awards are (i) to promote the best interests of the Company and its shareholders by encouraging employees and non-employee directors to acquire an ownership interest in the Company through the granting of stock based awards thus aligning their interests with those of the shareholders, and (ii) to enhance the ability of the Company to attract, retain, motivate and reward qualified employees and non-employee Directors. If approved, the Stock Option Plan will provide an essential component of the total compensation package offered to employees, reflecting the importance that the Company places on motivating and rewarding results with long-term, performance-based incentives.

     Plan Administration. The Stock Option Plan will be administered by our Compensation Committee. The members of the Committee consist of outside directors who qualify as (i) "independent directors" under NASDAQ listing standards, (ii) "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act, and (iii) "outside directors" for purposes of section 162(m) of the Internal Revenue Code. The Compensation Committee will select the participants who receive awards, determine the number of shares or amount of award covered thereby, and, subject to the terms and limitations expressly set forth in the Stock Option Plan, establish the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the Stock Option Plan and establish, amend and rescind any rules relating to the Stock Option Plan.

     Shares Subject to the Stock Option Plan. The Stock Option Plan authorizes the issuance of up to 8,000,000 shares of our common stock, 3,266,314 have been previously issued or are subject to outstanding awards under the current version of the 1997 Plan. Any shares subject to an award under the Stock Option Plan that are forfeited, cancelled or settled for cash, or expire or otherwise are terminated without issuance of such shares, shall be available for awards under the Stock Option Plan. In the event that any option or other award granted under the Stock Option Plan is exercised through the delivery of shares or in the event that withholding tax liabilities arising from such option or other award are satisfied by the withholding of shares by us, the number of shares available for awards under the Stock Option Plan shall be increased by the number of shares so surrendered or withheld. In addition, substitute awards will not reduce the shares available for grant under the Stock Option Plan or to a participant in any fiscal year. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the shares, such adjustments and other substitutions shall be made to the Stock Option Plan and to awards as the Committee in its sole discretion deems equitable or appropriate.

     Individual Award Limits. Under the Stock Option Plan, no participant may be granted in any one fiscal year (i) stock options and/or stock appreciation rights with respect to more than 100,000 shares, (ii) restricted stock or restricted stock units denominated in shares of common stock with respect to more than 25,000 shares; and (iii) performance awards denominated in shares of common stock with respect to more than 25,000 shares. The maximum dollar value payable to any participant in any one fiscal year with respect to restricted stock units, performance awards or annual incentive awards is the lesser of $1,000,000 or two times the participant's base salary.

     Eligibility. Any employee or non-employee director shall be eligible to be selected as a participant. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of December 31, 2005, there were approximately 6,100 employees and three non-employee directors eligible for grants under the Stock Option Plan.

     Awards. The Stock Option Plan allows the Compensation Committee to offer a variety of equity-based incentives, including stock options, stock appreciation rights, restricted stock or restricted stock units, performance awards, and annual incentive awards, any or all of which may be made contingent upon the achievement of performance criteria.

     Stock Options. Stock options may be granted under the Stock Option Plan to participants either alone or in addition to other awards granted under the Stock Option Plan and may be an incentive stock option or a non-qualified stock option grant. The Committee in its discretion shall determine the general terms and conditions of option exercise, including the option exercise price, option term and applicable vesting requirements, which will be


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

evidenced by an award agreement in such form as the Committee may determine. Stock options may not be granted with an exercise price below the fair market value of a share of common stock on the date of the grant. No stock option shall be exercisable after the expiration of ten years from the date the stock option is granted.

     Unless otherwise provided in a participant's agreement, payment of the stock option exercise price may be made by delivery of cash, shares or other consideration approved by the Committee (including, where permitted by law, awards) having a fair market value on the exercise date equal to the total stock option price, or by any combination of cash, shares and other consideration as the Committee may specify in the participant's agreement.

     Stock Appreciation Rights.   The Committee may impose such conditions or
restrictions on the exercise of any stock appreciation right as it shall deem appropriate, provided that no stock appreciation right shall have a term that is longer than ten years or an exercise price below the fair market value of the stock on the date of grant. Stock appreciation rights may not be granted to participants in tandem with stock options granted under the Stock Option Plan. A stock appreciation right may be exercised for cash, stock or a combination thereof as designated by the Committee.

     Restricted Stock and Units. Restricted stock or stock units shall be subject to restrictions imposed by the Committee during a period of time specified by the Committee (the restriction period). Restricted stock awards may be issued under the Stock Option Plan to participants, for no cash consideration or for such consideration as the Committee may determine, either alone or in addition to other awards granted under the Stock Option Plan. Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment for any reason during the restriction period, all shares or units of restricted stock still subject to forfeiture shall be forfeited by the participant and reacquired by us.

     Performance Awards. Performance awards consist of rights to receive cash, common stock or other property if designated performance goals are achieved. At the discretion of the Committee, performance awards may be granted as performance shares (evidenced by the receipt of a legended certificate) or performance units. The terms of each performance award will be set forth in a participant's agreement, which will specify the performance goals, the applicable participant or group of participants, the performance period, the payment schedule if the goals are achieved, and other terms as determined by the Committee.

     Annual Incentive Awards. Annual incentive awards may be granted under the Stock Option Plan based upon the attainment of specified levels of Company performance as measured by performance criteria determined at the discretion of the Committee. Annual incentive awards may be payable in cash, shares of common stock or other property at the discretion of the Committee.

     Section 162(m) Awards. Awards may be based on performance criteria that satisfy Section 162(m) of the Internal Revenue Code. To the extent that awards are intended to qualify as "performance-based compensation" under Section 162(m), the performance criteria will be one or more of the following objective performance goals, either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit, division or subsidiary, either individually, alternatively, or in any combination, and measured over a designated performance period, in each case as specified by the Compensation Committee in the award:

     - earnings (as measured by net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis);

     - sales/net sales;

     - return on net sales (as measured by net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales);

     - sales growth;

     - cash flow;

     - operating cash flow;

     - free cash flow;



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

     - discounted cash flow;

     - working capital;

     - market capitalization;

     - cash return on investment -- CRI;

     - return on capital;

     - return on cost of capital;

     - shareholder value;

     - return on equity;

     - total shareholder return;

     - return on investment;

     - economic value added;

     - return on assets/net assets;

     - stock trading multiples (as measured vs. investment, net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow);

     - stock price;

     - attainment of strategic or operational initiatives.

     The Committee may in its discretion, reduce any award where it deems such reduction appropriate in light of pay practices of competitors, the performance of the Company or a participant relative to the performance of competitors, or performance with respect to the Company's strategic business goals.

     Change in Control. In a participant's award agreement or otherwise, the Committee may, in its discretion, provide in a participant's agreement or otherwise, in the event of a change in control (as defined in the Stock Option
Plan), for the assumption of outstanding awards, the accelerated vesting or accelerated expiration of outstanding awards, the settlement of outstanding awards in cash, or such other treatment as the Committee may determine.

     Effective Date of the Plan. The Stock Option Plan shall be effective as of the date the shareholders approve the Plan in 2006.

     Term of the Plan. No award shall be granted pursuant to the Stock Option Plan after June 1, 2016, but any award granted on or prior to June 1, 2016 under the Stock Option Plan may extend beyond that date.

     Plan Amendments. The Board may amend or modify the Stock Option Plan at any time and from time to time. Generally, however, shareholder approval is required to materially increase participant benefits, to increase the amount of Common Stock available for awards, to change Plan eligibility or to permit repricing of options or stock appreciation rights.

     New Plan Benefits. Because benefits under the Stock Option Plan will depend on the Committee's actions and the fair market value of common stock at various future dates, it is not possible to quantify the benefits that will be received by directors, executive officers and other employees if the Stock Option Plan is approved by the shareholders. No awards will be granted under the Stock Option Plan until after shareholder approval is obtained. If the Stock Option Plan had been in effect during 2005, executive officers, other employees, and non-employee directors would have received the same benefits as those actually received during 2005 and described in this Proxy Statement.

U.S. TAX CONSEQUENCES

     Stock Options. Stock option grants under the Stock Option Plan may either be incentive stock options under section 422 of the IRC or non-qualified stock options governed by section 83 of the IRC. Generally, no taxable income is recognized by a participant upon the grant of a stock option and no deduction is taken by the Company.

     Under current tax laws, when an incentive stock option is exercised the participant has no taxable income providing applicable holding periods have been satisfied (except that alternative minimum tax may apply) and the Company receives no tax deduction. When a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the fair market value of the Common Stock on the exercise date and the stock option exercise price. The Company will be entitled to a corresponding deduction on its federal income tax return.

     The tax treatment for a participant upon a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. The Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an incentive stock option if such disposition occurs before the applicable holding periods have been satisfied.

     Restricted Stock. In general, a participant who receives restricted stock, and who has not made an election under section 83(b) of the IRC to be taxed upon receipt, will have taxable income equal to the fair market value of the restricted stock at the earlier of the first time the rights of the participant are transferable or the restrictions lapse. The Company is entitled to a tax deduction when the participant recognizes income.

     Stock Appreciation Rights. A participant will not be taxed at the time a stock appreciation right is granted nor will the Company receive a tax deduction. Upon exercise of a stock appreciation right, the participant will recognize ordinary income equal to the cash or the fair market value of the stock received on the exercise date. However, if restrictions apply, the participant will have taxable income when such restrictions lapse, unless the participant makes an election under section 83(b) of the IRC to be taxed upon receipt. The Company generally will be entitled to a corresponding tax deduction at the time ordinary income is recognized by the participant.

     Performance Awards and Other Stock Unit Awards. A participant who is awarded performance awards and other stock unit awards will not recognize taxable income and the Company will not receive a tax deduction at the time the award is made. When a participant receives payment for performance awards and other stock unit awards in shares of Company Common Stock or cash, the fair market value of the shares or the amount of the cash received will be ordinary income to the participant and the Company will receive a tax deduction. However, if any shares of Common Stock used to pay out earned performance awards and other stock unit awards are non-transferable and there is a substantial risk that such shares will be forfeited (for example, because the Committee conditions those shares on the performance of future services), the taxable event is deferred until either the risk of forfeiture or the restriction on transferability lapses. In this case, the participant may be able to make an election under section 83(b) of the IRC to be taxed upon receipt. The Company is entitled to a corresponding tax deduction at the time ordinary income is recognized by the participant.

     Section 162(m) Awards. As described above, awards granted under the Stock Option Plan may qualify as "performance-based compensation" under IRC section 162(m) to preserve the Company's federal income tax deductions for annual compensation required to be taken into account under IRC section 162(m) that is in excess of $1 million and paid to any of the Company's five most highly compensated executive officers. To qualify, options and other awards must be granted under the Stock Option Plan by a committee consisting solely of two or more "outside directors" (as defined under section 162 regulations) and satisfy the Stock Option Plan's limit on the total number of shares or maximum dollar amount that may be awarded to any one participant during any calendar year. In addition, for awards other than options to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria described above, as established and certified by a committee consisting solely of two or more "outside directors."

     The foregoing is only a summary of the effect of U.S. federal income taxation upon recipients of awards and the Company with respect to the grant and exercise of awards under the Stock Option Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS.

     The affirmative vote of a majority of the votes cast is required for adoption of the Amended and Restated Stock Option and Incentive Plan. Shares not voted, whether by marking "Abstain" on your proxy card, by broker non-votes, or otherwise, will have no effect on the outcome of the vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN.

                 PROPOSAL 3.  PROPOSAL TO ADOPT THE AMENDED AND
                      RESTATED EMPLOYEE STOCK PURCHASE PLAN

     We are requesting that the shareholders vote in favor of adopting the Amended and Restated Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Amended and Restated Employee Stock Purchase Plan was approved by the Board on April 17, 2006, subject to shareholder approval at the Annual Meeting of Shareholders. The current version of the Stock Purchase Plan terminates by its terms in April 2007. The Amended and Restated Employee Stock Purchase Plan updates the provisions of the Employee Stock Purchase Plan and extends its termination date until May 31, 2016. We are seeking shareholder approval to qualify the Stock Purchase Plan as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code.

SUMMARY OF THE STOCK PURCHASE PLAN

     The principal features of the Stock Purchase Plan are summarized below. Appendix C to this proxy statement contains a copy of the Stock Purchase Plan as proposed to be adopted. The following summary of the principal features of the Stock Purchase Plan is qualified in its entirety by reference to Appendix C to this proxy statement.

     Purpose. The Stock Purchase Plan allows the Company, under the direction of the Compensation Committee, to provide eligible employees with an opportunity to purchase shares of the common stock of the Company. The purposes of the Stock Purchase Plan are (i) to promote the best interests of the Company and its shareholders by encouraging employees to acquire an ownership interest in the Company through the purchase of stock in the Company thus aligning their interests with those of the shareholders, and (ii) to enhance the ability of the Company to attract, motivate and retain qualified employees. We believe that the Stock Purchase Plan offers a convenient means for our employees who might not otherwise own our common shares to purchase and hold common shares. We also believe that the ability to acquire shares at a discount to market and without broker fees offers a meaningful incentive to participate.

     Plan Administration. The Stock Purchase Plan will be administered by our Compensation Committee which has broad power to make determinations under the Stock Purchase Plan. The Compensation Committee may interpret the Stock Purchase Plan and establish, amend and rescind any rules relating to the Stock Purchase Plan.

     Shares Subject to the Stock Purchase Plan. The Stock Purchase Plan authorizes the issuance of up to 1,500,000 shares of our common stock, 738,619 of which have been previously issued under the current version of the Employee Stock Purchase Plan. Any shares subject to any unexercised portion of any terminated, canceled or expired option granted under the Stock Purchase Plan may again be used for options under the Stock Purchase Plan. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the shares, such adjustments and other substitutions shall be made to the Stock Purchase Plan and to options as the Committee in its sole discretion deems equitable or appropriate.

     Plan Participants. All employees of the Company and its subsidiaries, including officers and directors who are employees, who have (i) completed six full months of service with the Company, and (ii) whose customary employment is for more than 20 hours per week and five or more months per calendar year at the time of an offer, are eligible to participate in the Stock Purchase Plan. Participation in the Stock Purchase Plan is voluntary and is dependent upon each eligible employee's election to participate and his or her determination as to the desired level of participation, subject to the Stock Purchase Plan's limits. As of the record date, approximately 6,000 of our employees were eligible to participate in the Stock Purchase Plan.

     No employee shall be eligible to participate in a grant of option rights if
(i) such option rights, together with option rights granted under any other stock purchase plans of the Company and its subsidiaries, would permit the employee to accrue option rights in excess of $25,000 of the fair market value of such shares for any calendar year in which an option is outstanding, or (ii) after the grant of option rights, the employee would own common stock exceeding 5% of the total combined voting power or value of all outstanding common stock of the Company or its subsidiaries (as calculated under the attribution rules in the Code).

     Purchases Under the Stock Purchase Plan. An employee electing to participate in the Stock Purchase Plan must authorize payroll deductions expressed as a stated dollar amount, a percentage of the employee's regular pay or a specified number of shares within the dollar and share limits of the plan for the purpose of purchasing shares of Common Stock over a purchase period of 6 to 27 months, such period to be set by the Compensation Committee. The maximum number of shares of Common Stock an employee may purchase during a purchase period shall be determined by the Compensation Committee, but may not exceed 2,500 shares during any 6 month purchase period. The maximum payroll deduction that may be authorized may not exceed 30% of the employee's cash compensation during any purchase period.

     The price at which employees may purchase Common Stock will be set by the Compensation Committee at not less than the lesser of 85% of the fair market value of the Nasdaq National Market on the first day of the purchase period or 85% of the fair market value of the Common Stock on the last day of the purchase period. As of the record date, the closing sale price of our common stock was $18.80 per share.

     After initial enrollment in the Stock Purchase Plan, payroll deductions will continue from purchase period to purchase period unless the participant makes another election to terminate his or her payroll deductions, terminates his or her employment with the Company or becomes ineligible to participate in the Stock Purchase Plan. Employee payroll deductions may only be suspended at the discretion of the Compensation Committee in the event of an unforeseen hardship. The amounts deducted will be credited to the participant's account under the Stock Purchase Plan, but we will not establish any actual separate account to hold such amounts and we will not pay any interest on the deducted amounts.

     If insufficient shares remain available in any purchase period under the Stock Purchase Plan, the shares available will be allocated pro rata among the participants in that purchase period in the same proportion that their base salary bears to the total of the base salaries of all participants for that purchase period. Any amounts not applied to the purchase of common shares will be refunded to the participants after the end of the purchase period without interest.

     If a participant ceases to be one of our employees for any reason, the Company will issue a check to the former employee or his or her estate, within a reasonable time after termination, in the amount of all payroll deductions collected from the participant and not used to purchase shares as of the termination date.

     Amendment of the Stock Purchase Plan. The Board may terminate the Stock Purchase Plan at any time. No purchase period may begin after June 1, 2016. The Board may amend the Stock Purchase Plan at any time, but no amendment may disqualify the Stock Purchase Plan under Section 423 of the Code or Rule 16b-3 under the Securities Exchange Act of 1934, as amended, without shareholder approval. No amendment or termination will adversely affect any right to purchase shares that has been granted under the Stock Purchase Plan without the consent of the participant.

     Change in Control of the Company. If we are acquired or are otherwise involved in a merger transaction in which the Company is the surviving entity or a share exchange in which the Company is a constituent corporation, each participant will be entitled to receive, at the end of the purchase period, in lieu of the shares which the participant is otherwise entitled to receive, the consideration which the participant would have been entitled to receive pursuant to the terms of the applicable agreement at the time of the merger or share exchange transaction if the participant had been a holder of record of such shares. If a merger or share exchange transaction occurs in which the Company is not the surviving entity, the purchase period automatically will terminate as of the date of the merger or share exchange transaction and each participant's outstanding rights to acquire common shares under the Stock Purchase Plan will be deemed exercised as of the time immediately prior to the merger or share exchange transaction to the extent payroll deductions were made prior to such time.

     New Plan Benefits. Since participation is voluntary and the number of purchase periods and the purchase prices of shares under the Stock Purchase Plan are subject to the discretion of the Compensation Committee and prevailing market prices of the common stock from time to time, the benefits to be received by participants are not determinable.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material United States federal income tax consequences to us and to participants in the Stock Purchase Plan based on the Internal Revenue Code as currently in effect. This summary is necessarily general in nature and does not purport to be complete.

     The Stock Purchase Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code. That section provides that a participant in the Stock Purchase Plan will generally realize no taxable income as a result of the grant or exercise of rights to acquire common shares under the Stock Purchase Plan. Amounts deducted from a participant's compensation to purchase shares under the Stock Purchase Plan are taxable income to participants in the year in which the amounts would otherwise have been received.

     If the shares acquired under the Stock Purchase Plan are sold by the participant more than two years after the grant of the applicable right (i.e., the beginning of the applicable offering period) and one year from the exercise date, the participant will recognize as ordinary income an amount equal to the lesser of (1) the amount by which the fair market value of the shares when purchased exceeds the purchase price (i.e., the discount below fair market value), or (2) the amount, if any, by which the fair market value of the shares at the time of the sale exceeds the purchase price. The participant's tax basis in the shares purchased will increase by the amount recognized as ordinary compensation income and any further gain recognized on the sale will be treated as capital gain. We will not be entitled to a deduction for federal income tax purposes with respect to such sale.

     However, if the shares acquired under the Stock Purchase Plan are sold by the participant within two years after the grant of the applicable right or within one year of the exercise date, the participant will recognize ordinary income in the year of such sale, the amount of which generally will be the excess of the fair market value of the shares on the date the shares were purchased (i.e., the end of the applicable offering period) over the purchase price for those shares. The participant's tax basis will increase by the amount recognized as compensation and any further gain or loss realized upon the sale will be capital gain or loss. In general, we will be entitled to a tax deduction for federal income tax purposes at the time of such sale in an amount equal to the ordinary compensation income recognized by the participant. However, if the participant is one of our five most highly compensated employees in the year of sale, no deduction will be available to us to the extent the participant's total ordinary compensation income during that year exceeds $1 million.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS.

     The affirmative vote of a majority of the votes cast is required for adoption of the Amended and Restated Employee Stock Purchase Plan. Shares not voted, whether by marking "Abstain" on your proxy card, by broker non-votes, or otherwise, will have no effect on the outcome of the vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

                    PROPOSAL 4.  RATIFYING THE APPOINTMENT OF
             SYNTEL'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ratification of the appointment of Crowe Chizek and Company LLC ("Crowe Chizek") for the current fiscal year requires the affirmative vote of a majority of the shares present at the meeting, in person or by proxy. Syntel's 2006 fiscal year began on January 1, 2006 and will end on December 31, 2006. You may vote "for", "against", or

"abstain" from the proposal to ratify the appointment of Crowe Chizek as Syntel's independent registered public accounting firm for the current fiscal year. In the event the shareholders fail to ratify the appointment, the Audit Committee of the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in Syntel's and its shareholders' best interests.

     Crowe Chizek has audited Syntel's financial statements since July 2004. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     Ratification of the selection of Crowe Chizek to serve as Syntel's independent registered public accountants for the 2006 fiscal year requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Shares not voted (whether by abstention, broker non-votes or otherwise) have the effect of a vote against the proposal. PROXIES RECEIVED BY SYNTEL WILL BE VOTED IN FAVOR OF APPROVAL OF THE RATIFICATION UNLESS A CONTRARY CHOICE IS INDICATED.

BOARD RECOMMENDATION

     THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF CROWE CHIZEK TO SERVE AS SYNTEL'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2006 FISCAL YEAR.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Crowe Chizek was selected by the Audit Committee to serve as Syntel's independent registered public accounting firm for the fiscal year ending December 31, 2006. Crowe Chizek also served as Syntel's independent registered public accounting firm for Syntel's 2005 and 2004 fiscal year end financial statements and the third quarter of 2004. Ernst & Young LLP ("E&Y") served as independent registered public accounting firm for Syntel and reviewed its quarterly financial statements for the first two quarters of 2004.

AUDIT FEES

     The following table lists the aggregate fees for professional services rendered by Crowe Chizek and E&Y for all "Audit Fees," "Audit-Related Fees," "Tax Fees," and "All Other Fees" which pertain to the last two fiscal years.


                                                          FISCAL YEAR ENDED
                                                     --------------------------
                                                     DECEMBER 31,  DECEMBER 31,
                                                         2005          2004
                                                     ------------  ------------


Audit Fees..........................................   $306,250      $342,100
Audit Related Fees..................................   $  8,500      $  7,500
Tax Fees............................................   $  7,500      $ 64,667
All Other Fees......................................   $ 23,245      $ 14,085


     Audit Fees represent fees for professional services rendered for the audit of the consolidated financial statements of Syntel, assistance with review of documents filed with the SEC, and the audit of management's assessment of the effectiveness of internal control over financial reporting. Audit Related Fees represent professional fees in connection with the statutory audit services relative to two wholly-owned subsidiaries, Syntel Limited, an Indian company, and Syntel Deutschland GmbH, a German company, and the 401(k) plan for Syntel, Inc. Tax Fees represent fees for services related to tax compliance, tax advice, and tax planning. All Other Fees represent consultation on matters related to transfer pricing, dividends, and other advisory services.

AUDIT COMMITTEE AUTHORIZATION OF AUDIT AND NON-AUDIT SERVICES

     The Audit Committee has the sole authority to authorize all audit and non-audit services to be provided by the independent audit firm engaged to conduct the annual statutory audit of Syntel's consolidated financial statements. In addition, the Audit Committee has adopted pre-approval policies and procedures that are detailed as to each particular service to be provided by the independent auditors, and such policies and procedures do not permit the

Audit Committee to delegate its responsibilities under the Securities Exchange Act of 1934, as amended, to management. The Audit Committee pre-approved fees for all audit and non-audit services provided by the independent audit firm during the fiscal year ended December 31, 2005.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independent auditor's independence, and has determined that, in its opinion, the activities performed by Crowe Chizek on Syntel's behalf during fiscal years 2004 and 2005 are compatible with maintaining their independence.

CHANGE IN INDEPENDENT ACCOUNTANT

     On July 21, 2004, the Syntel's Audit Committee voted to engage the independent registered public accounting firm of Crowe Chizek as Syntel's independent registered public accounting firm for the fiscal year ending 2004. Crowe Chizek began providing independent accountant services to Syntel with the third quarter of 2004. On June 17, 2004, Syntel filed a Form 8-K reporting that its then current independent registered public accounting firm, E&Y, would not submit a competitive proposal (decline to stand for re-election) for the 2004 and 2005 fiscal years, and that E&Y would continue as the independent registered public accounting firm for Syntel through the filing of the Form 10-Q for the period ending June 30, 2004. Syntel filed its Form 10-Q for the period ending June 30, 2004 on August 9, 2004 and E&Y ceased to serve as Syntel's independent registered public accounting firm as of the same date.

     The reports of E&Y on Syntel's financial statements for the 2003 fiscal year did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between Syntel and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the 2003 fiscal year and the period through August 9, 2004, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on financial statements. During the 2003 fiscal year and the period through August 9, 2004, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

     During the fiscal year ended December 31, 2003, and the interim period ended July 21, 2004, Syntel did not consult Crowe Chizek regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered on Syntel's financial statements, and Crowe Chizek did not provide any written or oral advice that Crowe Chizek concluded was an important factor considered by Syntel in reaching a decision as to any such accounting, auditing or financial reporting issue.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for, among other things, appointing an independent registered public accounting firm to conduct the independent audit of Syntel, periodically reviewing the qualifications of Syntel's independent auditors, reviewing the scope and results of any audit, and reviewing fees charged by the independent registered public accounting firm for audit services, non-audit services, and related matters. The Board of Directors has adopted an Audit Committee Charter, which is available on Syntel's website at www.syntelinc.com on the corporate governance page in the "investors" section of the website.

     The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare Syntel's financial statements, to plan or conduct audits, or to determine that Syntel's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Syntel's management is responsible for preparing Syntel's financial statements and for maintaining internal control. The independent registered public accounting firm is responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of Syntel in conformity with generally accepted accounting principles.

     The Audit Committee has reviewed and discussed Syntel's audited consolidated financial statements with management and with Crowe Chizek, Syntel's independent registered public accounting firm for the year ending December 31, 2005, both with and without management present. The Audit Committee has discussed with Crowe

Chizek the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received from Crowe Chizek the written statements and the letter required by Independence Standards Board Standard No. 1, has discussed Crowe Chizek's independence with them, and has considered the compatibility of non-audit services with the auditor's independence. Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, inclusion of the audited consolidated financial statements in Syntel's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission.

                                        AUDIT COMMITTEE
                                        Vasant Raval, Chairperson
                                        Paritosh K. Choksi
                                        George R. Mrkonic, Jr.

                             EXECUTIVE COMPENSATION

                          COMPENSATION COMMITTEE REPORT

     Compensation policies for executive officers are developed and monitored by the Compensation Committee of the Board of Directors. The Committee recommends to the Board of Directors the nature and amount of compensation for all executive officers. This Committee consists of three independent directors who are neither officers nor employees of Syntel.

COMPENSATION POLICIES

     Syntel's executive compensation policies are designed to encourage and reward executive efforts which create shareholder value through achievement of corporate objectives and performance goals and, as a result, to align the interests of executives with those of shareholders. More specifically, Syntel's compensation policies can be summarized as:

     (a) annual base salaries targeted to be competitive with other leading information technology ("IT") services companies with which Syntel competes for talent;

     (b) annual cash bonuses based on improved performance by Syntel; and

     (c) long-term incentive-based compensation through Syntel's 1997 Stock Option and Incentive Plan and Employee Stock Purchase Plan which is used to link executive performance to shareholder interests, encourage stock ownership in Syntel and provide an incentive to create long-term shareholder value.

     Each component of compensation (annual base salary, annual cash bonus, and long-term performance incentives) is described more fully below.

ANNUAL BASE SALARIES

     Executive salaries are intended to be competitive with other leading IT services companies with which Syntel competes for personnel. Executive salary levels are based on level of job responsibility, individual performance, and published compensation data for comparable companies. These factors were used by the Committee in determining the Executive Officers' 2006 annual base salary compensation. One executive officer, Neerja Sethi, Vice President, Corporate Affairs, due to her position as a founder and major shareholder of Syntel, receives an annual salary of one dollar per year and no long-term compensation.

ANNUAL CASH BONUSES

     Annual incentive-based compensation is provided primarily through cash bonuses. Bonuses are based upon the achievement of specified individual and corporate goals, as well as a review of personal performance, which is determined at the discretion of the Committee. These factors were used by the Committee in determining the Executive Officers' 2005 bonus compensation.

LONG-TERM PERFORMANCE INCENTIVES

     The Committee has the ability to grant stock options, restricted stock, and performance shares, all time vested. This provides an incentive for executives to develop shareholder value and rewards them for gains received by other shareholders. The Committee considers the level of restricted stock or stock options granted by comparable IT services companies and the number of Company stock options or restricted stock previously granted in reaching its decision to make additional grants of stock options, restricted stock, or performance shares, but does not have a specific weighting formula for each factor.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the U.S. Internal Revenue Code limits to $1 million the corporate tax deduction for compensation paid to certain executive officers unless the compensation is based on non-discretionary, pre-established performance goals. The Committee believes that both annual incentive bonuses and stock options granted as long-term performance incentives meet the requirements for fully deductible compensation under Section 162(m).

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee uses the same procedures described above for the other executive officers in setting the annual salary and bonus for Bharat Desai, Syntel's Chief Executive Officer. The Committee will evaluate the performance of Mr. Desai at least annually based upon both Syntel's financial performance and the extent to which the strategic and business goals established for Syntel are met. The Committee does not assign relative weights or rankings to particular factors, but makes its determination based upon a consideration of all such factors. Mr. Desai's annual base salary for 2006 was based upon his historical compensation as well as the factors listed above. His 2005 annual bonus compensation was based upon goals set with regard to Syntel's revenue and earnings per share. Due to his position as a founder and major shareholder of Syntel, Mr. Desai has not taken additional long-term compensation.

                                        COMPENSATION COMMITTEE
                                        Paritosh K. Choksi, Chairperson
                                        George R. Mrkonic
                                        Vasant Raval

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning the compensation of Syntel's Chief Executive Officer and the other four most highly compensated executive officers of Syntel for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                                                           LONG-TERM
                                                                                         COMPENSATION
                                                                                         ------------
                                                  ANNUAL COMPENSATION        OTHER        RESTRICTED
                                          FISCAL  -------------------        ANNUAL      STOCK AWARDS      ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR   SALARY($)  BONUS($)   COMPENSATION($)     (1)($)      COMPENSATION($)
---------------------------               ------  ---------  --------   ---------------  ------------   ---------------


Bharat Desai, ..........................   2005    $300,000       -0-           -0-             -0-             -0-
  Chairman, President,                     2004    $300,000       -0-           -0-             -0-             -0-
  and Chief Executive Officer              2003    $300,000       -0-           -0-             -0-             -0-
Vijay Mehra,............................   2005    $121,170  $ 63,349           -0-        $ 79,400             -0-
  Telecom, Retail, Logistics and           2004         --        --            --              --              --
  Travel Industries Business Unit          2003         --        --            --              --              --
  President(2)
Daniel M. Moore,........................   2005    $215,000  $138,750           -0-             -0-          $1,360(3)
  Chief Administrative Officer             2004    $215,000  $ 46,875           -0-        $ 20,688          $1,250(3)
  and Secretary                            2003    $215,000  $ 82,813           -0-             -0-          $1,140(3)
Keshav Murugesh,........................   2005    $158,594  $218,588       $25,796(4)     $169,800             -0-
  Chief Operating Officer                  2004    $109,565  $ 66,450       $21,037(4)     $165,500             -0-
                                           2003    $ 99,814  $ 26,580       $20,929(4)          -0-             -0-
Vinod Swami,............................   2005    $149,500  $225,000           -0-        $ 79,400             -0-
  Senior Vice President                    2004    $137,875  $ 41,000           -0-        $ 16,550             -0-
                                           2003    $135,000  $139,187           -0-             -0-             -0-


--------

(1) On May 31, 2005, the following persons were granted the following numbers of shares of restricted Common Stock: Vijay Mehra, 5,000 shares; Keshav Murugesh, 5,000 shares; and Vinod Swami, 5,000 shares. On August 29, 2005 Keshav Murugesh was granted an additional 5,000 shares of restricted Common Stock. On June 30, 2004, the following persons were granted the following number of shares of restricted Common Stock: Daniel M. Moore, 1,250 shares; Keshav Murugesh, 10,000 shares; and Vinod Swami, 1,000 shares.

      The restrictions on all shares of restricted stock lapse in annual installments of 10%, 20%, 30%, and 40% of the restricted shares on the first, second, third, and fourth anniversaries (respectively) of the grant date so long as the grantees remain continuously employed with Syntel through the respective anniversary dates. The restricted Common Stock was granted pursuant to the 1997 Stock Option and Incentive Plan. For shares of restricted stock granted prior to May 2, 2005, dividends, if any, are paid to holders of restricted stock at the same time they are paid to all other shareholders. For shares of restricted stock granted after that date, dividends, if any, are retained in escrow and paid to holders of the restricted stock upon the lapsing of the restriction with respect to those shares.

      The value of the shares of restricted Common Stock reflected in the table is based on the closing market price of the Common Stock on the dates of grant. The number and value of the aggregate shares of restricted Common Stock holdings for each person in the table, based on the closing market price of the Common Stock of $20.83 per share at the close of Syntel's fiscal year, December 31, 2005, is as follows: Mr. Mehra, 5,000 shares valued at $104,150; Mr. Moore, 1,250 shares valued at $26,038; Mr. Murugesh, 20,000 shares valued at $416,600; and Mr. Swami, 6,000 shares valued at $124,980. At April 6, 2006 the closing market price was $18.80 per share. Mr. Mehra's restricted shares were forfeited upon the cessation of his employment with Syntel in March 2006.

(2) Mr. Mehra joined Syntel in April 2005 and ceased employment with Syntel in March 2006.

(3) These amounts reflect payments by Syntel for life insurance upon the named executive officer.

(4) These amounts include a housing allowance and a car allowance. The amounts for each year are: 2005, $14,444 housing allowance and $11,075 car allowance; 2004, $9,303 housing allowance and $11,075 car allowance; and 2003, $9,303 housing allowance and $11,075 car allowance.

OPTION/SAR GRANTS IN LAST FISCAL PERIOD

     Syntel did not grant any stock options or stock appreciation rights to the persons named in the Summary Compensation Table during the last fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information regarding the exercise of stock options during the last fiscal year by the persons named in the Summary Compensation Table and the value of each of those person's unexercised in-the-money options held at the end of the last fiscal year.


                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                         OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                             SHARES                         YEAR-END(#)            FISCAL YEAR-END($)(1)
                          ACQUIRED ON     VALUE     --------------------------  --------------------------
NAME                      EXERCISE(#)  REALIZED($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----                      -----------  -----------  -----------  -------------  -----------  -------------


Bharat Desai.............      -0-           -0-          -0-           -0-            -0-           -0-
Vijay Mehra..............      -0-           -0-          -0-           -0-            -0-           -0-
Daniel M. Moore..........    6,000       $66,300          -0-           -0-            -0-           -0-
Keshav Murugesh..........      -0-           -0-       30,000        24,000       $179,100      $143,280
Vinod Swami..............      -0-           -0-       15,000           -0-       $237,450           -0-


--------

(1) Assumes a market price of $20.83 per share, which was the last sale price before the close of Syntel's fiscal year on December 31, 2005. At April 6, 2006 the last sale price was $18.80 per share.

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on Syntel's Common Stock to the cumulative total shareholder returns for the S&P 500 Stock Index and for an index of peer companies selected by Syntel. The period for comparison is for five years from December 31, 2000, through December 31, 2005, the end of Syntel's last fiscal year. The peer group index is composed of CIBER, Inc., Computer Horizons Corp., Computer Sciences Corporation, Electronic Data Systems Corporation, Keane, Inc., and Sapient Corporation. These companies were selected based on similarities in their service offerings and their competitive position in the industry.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                     AMONG SYNTEL, INC., S&P 500 STOCK INDEX
                         AND AN INDEX OF PEER COMPANIES*

                               (PERFORMANCE GRAPH)



                        12/31/00    12/31/01    12/31/02    12/31/03    12/31/04    12/31/05
                        --------    --------    --------    --------    --------    --------

Syntel, Inc. .......      $100        $225        $365        $453        $305        $361
S&P 500 Stock
  Index.............      $100        $ 87        $ 67        $ 84        $ 92        $ 95
Peer Group Index....      $100        $113        $ 46        $ 62        $ 62        $ 63


--------

* Assumes that the value of an investment in Syntel's Common Stock and each index was $100 on December 31, 2000 and that all dividends were reinvested.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table sets forth, with respect to the Company's equity compensation plans, (i) the number of shares of common stock to be issued upon the exercise of outstanding options, (ii) the weighted average exercise price of outstanding options, and (iii) the number of shares remaining available for future issuance, as of December 31, 2005.


                                                                               NUMBER OF SECURITIES
                                                                             REMAINING AVAILABLE FOR
                                                         WEIGHTED-AVERAGE     FUTURE ISSUANCE UNDER
                              NUMBER OF SECURITIES TO    EXERCISE PRICE OF     EQUITY COMPENSATION
                              BE ISSUED UPON EXERCISE  OUTSTANDING OPTIONS,      PLANS (EXCLUDING
                              OF OUTSTANDING OPTIONS,  WARRANTS, AND RIGHTS  SECURITIES REFLECTED IN
PLAN CATEGORY                   WARRANTS, AND RIGHTS            ($)                COLUMN (1))
-------------                 -----------------------  --------------------  -----------------------


Equity compensation plans
  approved by shareholders...         438,251                  12.28                2,347,413
Equity compensation plans not
  approved by shareholders...             --                     --                       --
                                      -------                  -----                ---------
  TOTAL......................         438,251                  12.28                2,347,413
                                      =======                  =====                =========



                             ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides information about the beneficial ownership of Syntel's Common Stock by (i) any person or entity known by the management of Syntel to have been the beneficial owner of more than five percent of Syntel's outstanding Common Stock as of April 6, 2006, (ii) the nominees, present directors, and named executive officers of Syntel, and (iii) by all directors and executive officers of Syntel as a group.


                                                    NUMBER OF SHARES
                                                      BENEFICIALLY    PERCENT OF
NAME AND ADDRESS                                        OWNED(1)         CLASS
----------------                                    ----------------  ----------


Bharat Desai.......................................    22,088,242(2)     53.9%
  525 East Big Beaver Road, Suite 300
  Troy, Michigan 48083
Neerja Sethi Irrevocable Trust FBO Saahill Desai
  Dtd 2/28/97......................................     4,659,346(3)     11.4%
  525 East Big Beaver Road, Suite 300
  Troy, Michigan 48083
Neerja Sethi Irrevocable Trust FBO Pia Desai Dtd
  2/28/97..........................................     4,659,346(3)     11.4%
  525 East Big Beaver Road, Suite 300
  Troy, Michigan 48083
Parashar Ranade....................................     9,618,692(4)     23.5%
  1500 Bay Road, Apt. 764
  Miami Beach, Florida 33139
Neerja Sethi.......................................    10,459,158(5)     25.5%
  525 East Big Beaver Road, Suite 300
  Troy, Michigan 48083
Paritosh K. Choksi.................................        48,345(6)        *
Paul R. Donovan....................................         5,732(6)        *
Vijay Mehra........................................           -0-(6)        *
Daniel M. Moore....................................        17,968(6)        *
George R. Mrkonic, Jr. ............................        38,342(6)        *
Keshav Murugesh....................................        74,000(6)        *
Vasant Raval.......................................         7,102(6)        *
Vinod Swami........................................        20,262(6)        *
All Directors and Executive Officers as a group (20
  persons).........................................    32,806,910(6)     79.8%

--------

   *  Less than 1%.

(1) For the purpose of this table, a person or group is deemed to have "beneficial ownership" of any shares as of a given date which such person has voting power, investment power, or has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person. Except as otherwise noted, each beneficial owner of more than five percent of Syntel's Common Stock and each director and executive officer has sole voting and investment power over the shares reported. With respect to the restricted Common Stock of Syntel shown as owned by certain executive officers, the executive officers have voting power but no investment power.

(2) Mr. Desai holds shared voting and dispositive power for the (a) 4,659,346 shares held by the Neerja Sethi Irrevocable Trust FBO Saahill Desai Dtd 2/28/97, (b) 4,659,346 shares held by the Neerja Sethi Irrevocable Trust FBO Pia Desai Dtd 2/28/97, (c) 75,000 shares held by the Neerja Sethi Irrevocable Trust FBO Saahill Desai Dtd 5/17/97, (d) 75,000 shares held by the Neerja Sethi Irrevocable Trust FBO Pia Desai Dtd 5/17/97, of which trusts Mr. Desai is a co-trustee with Mr. Ranade, and (e) 1,800 shares held in several educational trusts for the benefit of other individuals, of which trusts Mr. Desai is a trustee. Mr. Desai disclaims beneficial ownership of shares held by these trusts.

(3) These shares are also included under both Messrs. Desai's and Ranade's ownership as they are co-trustees for these trusts and share voting and dispositive power for these shares of Common Stock.

(4) Mr. Ranade holds shared voting and dispositive power for (a) 4,659,346 shares held by the Neerja Sethi Irrevocable Trust FBO Saahill Desai Dtd 2/28/97, (b) 4,659,346 shares held by the Neerja Sethi Irrevocable Trust FBO Pia Desai Dtd 2/28/97, (c) 75,000 shares held by the Neerja Sethi Irrevocable Trust FBO Saahill Desai Dtd 5/17/97, (d) 75,000 shares held by the Neerja Sethi Irrevocable Trust FBO Pia Desai Dtd 5/17/97, (e) 75,000 shares held by the Bharat Desai Irrevocable Trust FBO Saahill Desai Dtd 5/17/97, and (f) 75,000 shares held by the Bharat Desai Irrevocable Trust FBO Pia Desai Dtd 5/17/97, of which trusts Mr. Ranade is a co-trustee. Mr. Ranade disclaims beneficial ownership of shares held by these trusts.

(5) Ms. Sethi holds shared voting and dispositive power for the (a) 75,000 shares held by the Bharat Desai Irrevocable Trust FBO Saahill Desai Dtd 5/17/97, (b) 75,000 shares held by the Bharat Desai Irrevocable Trust FBO Pia Desai Dtd 5/17/97, of which trust Ms. Sethi is a co-trustee with Mr. Ranade, and (c) 7,000 shares held in several educational trusts for the benefit of other individuals, of which Ms. Sethi is a trustee. Ms. Sethi disclaims beneficial ownership of shares held by these trusts and of the shares held by her spouse, Mr. Desai.

(6) The number of shares shown in the table includes the following number of shares which the person specified may acquire within 60 days by exercising options which were unexercised on April 6, 2006: Paritosh K. Choksi, 14,125; George R. Mrkonic, Jr., 10,000; Keshav Murugesh, 54,000; Vinod Swami, 11,000; and all directors and executive officers as a group, 89,125. The number of shares shown in the table includes the following number of shares which are represented by shares of restricted Common Stock which are not vested: Paritosh K. Choksi, 3,102; Paul R. Donovan, 732; Daniel M. Moore, 1,125; George R. Mrkonic, Jr., 5,102; Keshav Murugesh, 18,000; Vasant Raval, 5,102; Vinod Swami, 5,900; and all directors and executive officers as a group, 61,063.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Syntel's executive officers and directors, and persons who own more than ten percent of a registered class of Syntel's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by regulations of the SEC to furnish Syntel copies of all Section 16(a) forms they file.

     Based solely on Syntel's review of copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, Syntel believes that, except for the following, its officers, directors and greater than ten percent beneficial owners met all applicable filing requirements during the last year. The following persons filed the listed reports after their due dates: Revathy Ashok, one Form 3 Initial Statement of Beneficial Ownership of Securities, Paritosh K. Choksi, two Form 4 Statements of Changes in

Beneficial Ownership each reporting one transaction, Srikanth Karra, one Form 3 Initial Statement of Beneficial Ownership of Securities, Rakesh Khanna, one Form 3 Initial Statement of Beneficial Ownership of Securities, George R. Mrkonic, Jr., one Form 4 Statement of Changes in Beneficial Ownership reporting one transaction, Keshav Murugesh, two Form 4 Statements of Changes in Beneficial Ownership each reporting one transaction, Naresh Nagarajan, one Form 3 Initial Statement of Beneficial Ownership of Securities, Vasant Raval, one Form 4 Statement of Changes in Beneficial Ownership reporting one transaction, and Vinod Swami, one Form 4 Statement of Changes in Beneficial Ownership reporting one transaction. The following person did not file the listed report: Vijay Mehra, one Form 3 Initial Statement of Beneficial Ownership of Securities.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

     Shareholder proposals to be presented at the 2007 Annual Meeting of Shareholders must be received by Syntel not later than January 8, 2007 if they are to be included in Syntel's Proxy Statement for the 2007 Annual Meeting of Shareholders. Such proposals should be addressed to the Secretary at Syntel's executive offices.

     Shareholder proposals to be presented at the 2007 Annual Meeting of Shareholders which are not to be included in Syntel's Proxy Statement for that meeting must be received by Syntel not before March 3, 2007 and not later than April 2, 2007; or, for any special meeting of shareholders, no later than 10 days after the day of the public announcement of the date of the special meeting in accordance with the procedures contained in Syntel's Bylaws. Such proposals should be addressed to the Secretary at Syntel's executive offices.

OTHER MATTERS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the 2006 Annual Meeting of Shareholders other than the matters described in this Proxy Statement. However, if any other matters should come before the meeting, the persons named in the proxy card intend to vote the proxy in accordance with their judgment on those matters.

                                        By Order of the Board of Directors,

                                        -s- DANIEL M. MOORE

                                        Daniel M. Moore
                                        Secretary

May 8, 2006

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                  JUNE 13, 2005

PURPOSE

     Syntel, Inc. (the "Corporation") shall maintain an Audit Committee (the "Committee") which will assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities with respect to (i) the financial reporting process of the Corporation and the audits of the Corporation's financial statements, (ii) the system of internal controls that management has established; (iii) the internal and independent audit process; (iv) compliance with legal and regulatory requirements; (v) preparation of the reports required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Corporation's annual proxy statement; and (vi) the independent auditor's qualifications and independence.

     While the Committee has the duties and responsibilities set forth in this Charter, the role of the Committee is oversight. The Committee is not responsible for planning or conducting the audit or determining whether the Corporation's financial statements are complete and accurate and in accordance with applicable accounting rules. Such activities are the responsibility of management and the Corporation's independent auditors. The Committee does not itself prepare financial statements or perform audits or auditing services, and its members are not auditors, certifiers of the Corporation's financial statements or guarantors of the Corporation's independent auditors' reports. It is not the duty or responsibility of the Committee to ensure that the Corporation complies with all laws and regulations. The Committee and each of its members shall be entitled to rely on (a) the integrity of those persons and organizations within and outside of the Corporation from which it receives information, (b) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (c) representations made by management as to any audit and non-audit services provided by the independent auditors to the Corporation.

MEMBERSHIP

     The Committee shall consist of at least three members of the Board. Committee members and the Chairperson of the Committee shall be recommended by the Corporation's Nominating and Corporate Governance Committee and appointed by the Board and may be removed by the Board, with or without cause. The members of the Committee shall meet the independence and experience requirements of the NASDAQ Stock Market.

     Simultaneous service on the audit committees of more than three public companies will be reviewed by the Board for a determination of whether such service impairs the effective service of the Committee member. This determination will be reported in the Corporation's annual proxy statement.

MEETINGS

     The Committee shall hold meetings once a quarter, or more frequently as determined by the Chairman of the Committee, and special meetings as necessary. An agenda listing matters to be considered shall be prepared and circulated to the Committee prior to each meeting along with any materials related to agenda items. Minutes of each meeting shall be prepared afterwards. The Committee may retain special independent counsel or special accounting or other expert assistance to advise the Committee at the Committee's discretion. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Chairperson of the Committee may represent the entire Committee for required quarterly discussions with the independent auditor.

     A majority of the members of the Committee constitutes a quorum for the transaction of business at any meeting. The vote of a majority of the members of the Committee present at any meeting at which there is a quorum shall be necessary to approve the acts of the Committee. A member of the Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can communicate with each other. Participation in a meeting in this manner constitutes presence in person at the meeting.

RESPONSIBILITIES

     The Committee shall make regular reports to the Board concerning its activities and findings. The Committee should have a clear understanding with the independent auditor that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Committee.

     The Committee's responsibilities include the following:

  Internal committee processes/procedures:

     1. Annually review and reassess the adequacy of this charter and submit it to the Board for approval.

     2. Annually review the performance of the Committee and report to the Board the results of such evaluation.

     3. Periodically, at the discretion of the Committee, review and recommend to the Board for approval the adequacy of insurance coverage.

     4. Establish hiring policies for employees or former employees of the independent auditors.

     5. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     6. The Chair of the Committee shall participate in the annual review of the Chief Financial Officer's performance.

     7. The Committee shall engage, and determine funding for independent counsel and other advisors, such as accountants, outside advisors, consultants or others, without Board approval, to assist in the conduct or an investigations or as the Committee determines appropriate to advise or assist in the performance of its duties.

  Discussions with auditors:

     1. Annually review with the independent auditors the scope and results of the independent audit and the opinions and recommendations of the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements.

     2. Ensure that the independent auditors prepare and deliver annually to the Audit Committee a formal written statement delineating all relationships between such independent auditors and the Corporation, consistent with Independent Standards Board Standard No. 1; actively engage in a dialogue with the independent auditors with respect to all relationships or services disclosed in the Statement that may impact the auditors' objectivity and independence; and take, or recommend that the full board take, appropriate action to satisfy itself of the independent auditors' independence.

     3. Discuss quarterly with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of their annual audit or quarterly reviews and any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation's response to the letter.

     4. Review major changes to the Corporation's accounting principles and practices as suggested by management and discuss periodically with the independent auditor its judgments about the quality of the Corporation's accounting principles and financial reporting practices.

     5. Receive periodic reports from the independent auditor regarding the auditors' independence, discuss such reports with the independent auditors, review the non-audit services performed by the independent auditors and the fees charged therefor to ensure that performance of those services does not impair the independence of the auditors, and, if in the Committee's opinion necessary, recommend that the Board of Directors take appropriate action to insure the independence of the auditor.

     6. Review with independent accountants any audit problems or difficulties with management's response.

  Discussions with management:

     1. Meet at least annually with the chief financial officer, the internal auditor and the independent auditor in separate executive sessions to discuss any matters that the Committee or these persons believe should be discussed privately.

     2. Periodically review the status of any legal matters, including inquiries received from regulators or government agencies, which may have a material financial impact on the Corporation or seriously affect the reputation of the Corporation.

     3. Periodically review with management the programs and procedures to assure compliance with laws, regulations and corporate policy.

     4. The Committee shall seek any information it requires from employees or external parties.

     5. Employees and external parties will be directed to cooperate and comply with the Committee's requests.

     6. Review summaries of reports to management prepared by the internal auditors and management's responses.

     7. Meet periodically with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such risks.

  Internal Control:

     1. Review on a continuing basis the adequacy of internal controls, including meeting periodically with management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

     2. At least annually, obtain and review a report by the independent auditors describing: the accounting firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditors and the Company in order to assess the auditors' independence.

     3. Obtain reports from management, the Corporation's internal auditor, and the independent auditor that the Corporation's subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Corporation's code of ethical conduct.

     4. At the discretion of the Committee, review executive officer travel and entertainment expenses, including executive perquisites, to assess the reasonableness and appropriate documentation of the expenses.

  Auditor qualification and retention:

     1. Annually review the qualifications and fees of candidates and then recommend to the Board the independent accounting firm to conduct the independent audit of the Corporation, which firm shall be ultimately accountable to the Committee, and periodically review the performance of the independent auditor and, if so determined by the Committee, recommend that the Board of Directors replace the independent auditor.

     2. Approve guidelines for the retention of the independent auditors for audit and non-audit services and pre-approval of such services, as required by applicable laws or listing standards. Pre-approval authority may be delegated to one or more members of the Committee.

     3. Approve in advance all audit and permissible non-audit services (other than de minimus non-audit services as defined under SEC rules) to be provided by the independent auditors.

     4. Approve the appointment or dismissal of the internal auditor and periodically review with management the role and scope of the work performed by the internal auditor.

     5. The Committee shall have the sole authority for the appointment, compensation, retention and oversight of the Corporation's independent auditors.

  Financial reporting, SEC, media:

     1. Review analyses prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

     2. Review with management and the independent auditor the financial statements to be included in the Form 10-Q and Form 10-K before filing them with the SEC.

     3. Review and discuss the Corporation's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.

     4. Review and approve any related-party transactions required to be disclosed in the Company's annual proxy statement pursuant to Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934.

     5. Confirm with the independent auditor that no illegal acts have been reported by the independent auditor as required by Section 10A of the Securities Exchange Act of 1934.

     6. After preparation by management and review by the internal auditor and the independent auditor, approve the Committee report to be included in the Corporation's annual proxy statement, with the Committee's charter published as an appendix to the proxy statement at least every three years.

                                                                      APPENDIX B

                                  SYNTEL, INC.

              AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN

                            (EFFECTIVE JUNE 1, 2006)

                                TABLE OF CONTENTS



                                                                              PAGE
                                                                              ----



I. GENERAL PROVISIONS......................................................    B-1
  1.1     ESTABLISHMENT....................................................    B-1
  1.2     PURPOSE..........................................................    B-1
  1.3     PLAN DURATION....................................................    B-1
  1.4     DEFINITIONS......................................................    B-1
  1.5     ADMINISTRATION...................................................    B-5
  1.6     PARTICIPANTS.....................................................    B-5
  1.7     STOCK............................................................    B-5
  1.8     REPRICING........................................................    B-6
II. STOCK OPTIONS..........................................................    B-6
  2.1     GRANT OF OPTIONS.................................................    B-6
  2.2     INCENTIVE STOCK OPTIONS..........................................    B-6
  2.3     OPTION PRICE.....................................................    B-7
  2.4     PAYMENT FOR OPTION SHARES........................................    B-7
III. STOCK APPRECIATION RIGHTS.............................................    B-7
  3.1     GRANT OF STOCK APPRECIATION RIGHTS...............................    B-7
  3.2     EXERCISE PRICE...................................................    B-7
  3.3     EXERCISE OF STOCK APPRECIATION RIGHTS............................    B-7
  3.4     STOCK APPRECIATION RIGHT PAYMENT.................................    B-7
  3.5     MAXIMUM STOCK APPRECIATION RIGHT AMOUNT PER SHARE................    B-8

IV. RESTRICTED STOCK AND UNITS.............................................    B-8
  4.1     GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS.............    B-8
  4.2     RESTRICTED STOCK AGREEMENT.......................................    B-8
  4.3     TRANSFERABILITY..................................................    B-8
  4.4     OTHER RESTRICTIONS...............................................    B-8
  4.5     VOTING RIGHTS....................................................    B-8
  4.6     DIVIDENDS AND DIVIDEND EQUIVALENTS...............................    B-8
  4.7     SETTLEMENT OF RESTRICTED STOCK UNITS.............................    B-9

V. PERFORMANCE AWARDS......................................................    B-9
  5.1     GRANT OF PERFORMANCE AWARDS......................................    B-9
  5.2     TERMS OF PERFORMANCE AWARDS......................................    B-9
VI. ANNUAL INCENTIVE AWARDS................................................    B-9
  6.1     GRANT OF ANNUAL INCENTIVE AWARDS.................................    B-9
  6.2     PAYMENT OF ANNUAL INCENTIVE AWARDS...............................   B-10
VII. CODE SECTION 162(m) PERFORMANCE MEASURE AWARDS........................   B-10
  7.1     AWARDS GRANTED UNDER CODE SECTION 162(m).........................   B-10
  7.2     ATTAINMENT OF CODE SECTION 162(m) GOALS..........................   B-10
  7.3     INDIVIDUAL PARTICIPANT LIMITATIONS...............................   B-10

                                                                              PAGE
                                                                              ----

VIII. TERMINATION OF EMPLOYMENT OR SERVICES................................   B-11
  8.1     OPTIONS AND STOCK APPRECIATION RIGHTS............................   B-11
  8.2     RESTRICTED STOCK AND RESTRICTED STOCK UNITS......................   B-11
  8.3     PERFORMANCE AWARDS...............................................   B-12
  8.4     ANNUAL INCENTIVE AWARDS..........................................   B-12
  8.5     OTHER PROVISIONS.................................................   B-12
IX. ADJUSTMENTS AND CHANGE IN CONTROL......................................   B-12
  9.1     ADJUSTMENTS......................................................   B-12
  9.2     CHANGE IN CONTROL................................................   B-13
X. MISCELLANEOUS...........................................................   B-14
  10.1    PARTIAL EXERCISE/FRACTIONAL SHARES...............................   B-14
  10.2    RIGHTS PRIOR TO ISSUANCE OF SHARES...............................   B-14
  10.3    NON-ASSIGNABILITY; CERTIFICATE LEGEND; REMOVAL...................   B-14
  10.4    SECURITIES LAWS..................................................   B-14
  10.5    FOREIGN LAW RESTRICTIONS.........................................   B-15
  10.6    WITHHOLDING TAXES................................................   B-15
  10.7    TERMINATION AND AMENDMENT........................................   B-15
  10.8    CODE SECTION 409A................................................   B-16
  10.9    EFFECT ON EMPLOYMENT OR SERVICES.................................   B-16
  10.10   USE OF PROCEEDS..................................................   B-16
  10.11   SEVERABILITY.....................................................   B-16
  10.12   BENEFICIARY DESIGNATION..........................................   B-16
  10.13   UNFUNDED OBLIGATION..............................................   B-16
  10.14   APPROVAL OF PLAN.................................................   B-17
  10.15   GOVERNING LAW....................................................   B-17

                                  SYNTEL, INC.
              AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN
                            (EFFECTIVE JUNE 1, 2006)

                              I. GENERAL PROVISIONS

     1.1 ESTABLISHMENT. On April 17, 2006 the Board of Directors ("Board") of Syntel, Inc. ("Corporation") adopted the Syntel, Inc. 2006 Stock Option and Incentive Plan ("Plan"), subject to the approval of shareholders at the Corporation's annual meeting of shareholders on June 1, 2006. The Plan amends and restates the 1997 Stock Option and Incentive Plan that was approved by the shareholders on April 1, 1997.

     1.2 PURPOSE.   The purpose of the Plan is to (a) promote the best interests of the Corporation and its shareholders by encouraging Employees and Non-Employee Directors of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation by granting stock-based Awards, thus aligning their interests with those of shareholders, and (b) enhance the ability of the Corporation to attract, motivate and retain qualified Employees and Non-Employee Directors. It is the further purpose of the Plan to authorize certain Awards that will constitute performance based compensation, as described in Code
Section 162(m) and Treasury regulations promulgated thereunder.

     1.3 PLAN DURATION. Subject to shareholder approval, the Plan shall become effective on June 1, 2006 and shall continue in effect until its termination by the Board; provided, however, that no new Awards may be granted on or after May 31, 2016.

     1.4 DEFINITIONS.   As used in this Plan, the following terms have the
meaning described below:

          (A) "AGREEMENT" means the written document that sets forth the terms of a Participant's Award.

          (B) "ANNUAL INCENTIVE AWARD" means an Award that is granted in accordance with Article VI.

          (C) "AWARD" means any form of Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Annual Incentive Award or other incentive award granted under the Plan.

          (D) "BOARD" means the Board of Directors of the Corporation.

          (E) "CHANGE IN CONTROL" for purposes other than Code Section 409A means the occurrence of any of the following events: (i) the acquisition of ownership by a person, firm or corporation, or a group acting in concert, of fifty-one percent, or more, of the outstanding Common Stock of the Corporation in a single transaction or a series of related transactions within a one-year period; (ii) a sale of all or substantially all of the assets of the Corporation to any person, firm or corporation; or (iii) a merger or similar transaction between the Corporation and another entity if shareholders of the Corporation do not won a majority of the voting stock of the corporation surviving the transaction and a majority in value of the total outstanding stock of such surviving corporation after the transaction; provided however, that any such event involving any of the current shareholders of the Corporation as of the date of adoption of this Plan by the Board (or any entity at any time controlled by any such shareholder or shareholders) shall not be included within the meaning of "Change in Control."

          (F) "CHANGE IN CONTROL" for Code Section 409A purposes, means the occurrence of any of the following events:

               (i) If any one person, or more than one person acting as a group (as defined in Code Section 409A and IRS guidance issued thereunder), acquires ownership of Common Stock of the Corporation that, together with stock held by such person or group, constitutes more than fifty
          (50) percent of the total fair market value or total voting power of the Common Stock of the Corporation. However, if any one person or more than one person acting as a group, is considered to own more than fifty (50) percent of the total fair market value or total voting power of the Common Stock of the Corporation, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Control, or to cause a change in the effective control of the Corporation (within the meaning of Code Section 409A and IRS guidance issued thereunder). An increase in the percentage of Common Stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Corporation acquires its stock in exchange for property shall be treated as an acquisition of stock for purposes of this Section. This paragraph applies only when there is a transfer of stock of the Corporation (or issuance of stock of the Corporation) and stock in such Corporation remains outstanding after the transaction.

               (ii) If any one person, or more than one person acting as a group (as determined in accordance with Code Section 409A and IRS guidance thereunder), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock of the Corporation possessing thirty-five (35) percent or more of the total voting power of the Common Stock of the Corporation; or

               (iii) If a majority of members on the Corporation's Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Corporation's Board prior to the date of the appointment or election (provided that for purposes of this paragraph, the term Corporation refers solely to the "relevant" Corporation, as defined in Code
          Section 409A and IRS guidance issued thereunder), for which no other Corporation is a majority shareholder.

               (iv) If there is a change in the ownership of a substantial portion of the Corporation's assets, which shall occur on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A and IRS guidance issued thereunder) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than forty (40) percent of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

          (G) "CHANGE IN POSITION" means, with respect to any Participant; 9i) such Participant's involuntary termination of employment; or (ii) a significant reduction in such Participant's duties, responsibilities, compensation and/or fringe benefits, or the assignment to such participant of duties inconsistent with his position (all as in effect immediately prior to a Change in Control), whether or not such Participant voluntarily terminates employment as a result thereof.

          (H) "CODE" means the Internal Revenue Code of 1986, as amended.

          (I) "COMMITTEE" means the Compensation Committee of the Board, or any other committee or sub-committee of the Board, designated by the Board from time to time, comprised solely of two or more Directors who are "Non-Employee Directors," as defined in Rule 16b-3 of the Exchange Act, "Outside Directors" as defined in Code Section 162(m) and Treasury regulations thereunder, and "Independent Directors" for purposes of the rules and regulations of the Stock Exchange. The failure of a Committee member to qualify under any of these requirements shall not invalidate any Award made by the Committee, if the Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.

          (J) "COMMON STOCK" means shares of the Corporation's authorized common stock.

          (K) "CORPORATION" means Syntel, Inc., a Michigan corporation.

          (L) "DIRECTOR" means an individual who has been elected or appointed to serve as a Director of the Corporation.

          (M) "DISABILITY" means total and permanent disability, as defined in Code Section 22(e); provided, however, that for purposes of a Code Section 409A distribution event, "disability" shall be defined under Code Section 409A and IRS guidance issued thereunder.

          (N) "DIVIDEND EQUIVALENT" means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividend paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant. Dividend Equivalents shall not be paid on Option or Stock Appreciation Right Awards.

          (O) "EMPLOYEE" means an individual who has an "employment relationship" with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-7(h), and the term "employment" means employment with the Corporation, or a Subsidiary of the Corporation.

          (P) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          (Q) "FAIR MARKET VALUE" means for purposes of determining the value of Common Stock on the Grant Date, the Stock Exchange closing price of the Corporation's Common Stock as reported in The Wall Street Journal (or as otherwise reported by such Stock Exchange) for the Grant Date. In the event that there are no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions. Unless otherwise specified in the Plan, "Fair Market Value" for purposes of determining the value of Common Stock on the date of exercise means the closing price of the Common Stock on the Stock Exchange for the last date preceding the exercise on which there were Common Stock transactions.

          (R) "GRANT DATE" means the date on which the Committee authorizes an Award, or such later date as shall be designated by the Committee.

          (S) "INCENTIVE STOCK OPTION" means an Option that is intended to meet the requirements of Section 422 of the Code.

          (T) "NONQUALIFIED STOCK OPTION" means an Option that is not an Incentive Stock Option.

          (U) "OPTION" means either an Incentive Stock Option or a Nonqualified Stock Option.

          (V) "PARTICIPANT" means an Employee (including an Employee who is a Director) or Non-Employee Director, who is designated by the Committee to participate in the Plan.

          (W) "PERFORMANCE AWARD" means any Award of Performance Shares or Performance Units granted pursuant to Article V.

          (X) "PERFORMANCE MEASURES" means the measures of performance of the Corporation and its Subsidiaries used to determine a Participant's entitlement to an Award under the Plan. Such performance measures shall have the same meanings as used in the Corporation's financial statements, or, if such terms are not used in the Corporation's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Corporation's industry. Performance Measures shall be calculated with respect to the Corporation and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be one or more of the following, or a combination of any of the following, on an absolute or peer group comparison, as determined by the Committee:

       - earnings (as measured by net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis);

       - sales/net sales;

       - return on net sales (as measured by net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales);

       - sales growth;

       - cash flow;

       - operating cash flow;

       - free cash flow;

       - discounted cash flow;

       - working capital;

       - market capitalization;

       - cash return on investment -- CRI;

       - return on capital;

       - return on cost of capital;

       - shareholder value;

       - return on equity;

       - total shareholder return;

       - return on investment;

       - economic value added;

       - return on assets/net assets;

       - stock trading multiples (as measured vs. investment, net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow);

       - stock price;

       - attainment of strategic or operational initiatives.

          (Y) "PERFORMANCE SHARE" means any grant pursuant to Article V and
     Section 5.2(b)(i).

          (Z) "PERFORMANCE UNIT" means any grant pursuant to Article V and
     Section 5.2(b)(ii).

          (AA) "PLAN" means the Amended and Restated Stock Option and Incentive Plan, the terms of which are set forth herein, and any amendments thereto.

          (BB) "RESTRICTION PERIOD" means the period of time during which a Participant's Restricted Stock or Restricted Stock Unit is subject to restrictions and is nontransferable.

          (CC) "RESTRICTED STOCK" means Common Stock granted pursuant to Article IV that is subject to a Restriction Period.

          (DD) "RESTRICTED STOCK UNIT" means a right granted pursuant to Article IV to receive Restricted Stock or an equivalent value in cash.

          (EE) "RETIREMENT" means termination of employment on or after attainment of age 65.

          (FF) "SECURITIES ACT" means the Securities Act of 1933, as amended.

          (GG) "STOCK APPRECIATION RIGHT" means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.

          (HH) "STOCK EXCHANGE" means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before a Grant Date, or date on which an Option is exercised, whichever is applicable.

          (II) "SUBSIDIARY" means a corporation or other entity defined in Code
     Section 424(f).

          (JJ) "SUBSTITUTE AWARDS" shall mean Awards granted or shares issued by the Corporation in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.

          (KK) "VESTED" or "VESTING" means the extent to which an Award granted or issued hereunder has become exercisable or any applicable Restriction Period has terminated in accordance with the Plan and the terms of any respective Agreement pursuant to which such Award was granted or issued.

     1.5 ADMINISTRATION.

     (A) The Plan shall be administered by the Committee. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Award granted under the Plan shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

     (B) In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, but, in the case of Awards designated as Awards under Code Section 162(m), subject to the requirements of Code Section 162(m), the Committee shall have the full and final power and authority, in its discretion to:

          (i) amend, modify, or cancel any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

          (ii) subject to Code Section 409A, accelerate, continue, or defer the exercisability or Vesting of any Award or any shares acquired pursuant thereto;

          (iii) authorize, in conjunction with any applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Award under this Plan may be deferred under the terms and conditions of such deferred compensation plan;

          (iv) determine the terms and conditions of Awards granted to Participants; and

          (v) establish such other Awards, besides those specifically enumerated in the Plan, which the Committee determines are consistent with the Plan's purposes.

     1.6 PARTICIPANTS.   Participants in the Plan shall be such Employees
(including Employees who are Directors) and Non-Employee Directors of the Corporation and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee may grant Awards to an individual upon the condition that the individual become an Employee or Non-Employee Director of the Corporation or of a Subsidiary, provided that the Award shall be deemed to be granted only on the date that the individual becomes an Employee or Non-Employee Director, as applicable.

     1.7 STOCK.

     (A) The Corporation has reserved eight million (8,000,000) shares of the Corporation's Common Stock for issuance pursuant to stock-based Award (all of which may be granted as Incentive Stock Options under the Plan). All provisions in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.

     (B) If any shares subject to an Award are forfeited, cancelled, expire or otherwise terminate without issuance of such shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such Award, the shares shall, to the extent of such forfeiture, cancellation, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan.

     (C) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of shares or by the withholding of shares by the Corporation, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of shares or by the withholding of shares by the Corporation, then only the number of shares issued net of the shares tendered or withheld shall be counted for purposes of determining the maximum number of shares available for issuance under the Plan.

     (D) Substitute Awards shall not reduce the shares reserved for issuance under the Plan or authorized for grant to a Participant in any fiscal year. Additionally, in the event that a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors or an affiliate of the Corporation or its Subsidiaries prior to such acquisition or combination.

     1.8 REPRICING.   Without the affirmative vote of holders of a majority of
the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares is present or represented by proxy, neither the Board nor the Committee shall approve a program providing for either (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefore of any new Awards under the Plan having a lower exercise price than the Fair Market Value of the underlying Common Stock on the original Grant Date, or (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof below the Fair Market Value of the underlying Common Stock on the original Grant Date. This Section shall not be construed to apply to "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Section 424 of the Code.

                                II. STOCK OPTIONS

     2.1 GRANT OF OPTIONS.   The Committee, at any time and from time to time,
subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock as it shall designate. Any Participant may hold more than one Option under the Plan and any other plan of the Corporation or Subsidiary. The Committee shall determine the general terms and conditions of exercise, which shall be set forth in a Participant's Agreement. No Option granted hereunder may be exercised after the tenth anniversary of the Grant Date. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. Unless otherwise provided in a Participant's Agreement, Options are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable.

     2.2 INCENTIVE STOCK OPTIONS.   Any Option intended to constitute an
Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option only may be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten
(10) years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than five (5) years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.

     2.3 OPTION PRICE.   The Committee shall determine the per share exercise
price for each Option granted under the Plan. No Option may be granted with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.

     2.4 PAYMENT FOR OPTION SHARES.

     (A) The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment, and if permitted in a Participant's Agreement, payment may be made by (i) delivery to the Corporation of outstanding shares of Common Stock that have been held at least six (6) months, on such terms and conditions as may be specified in the Participant's Agreement; (ii) by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant's broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm; (iii) delivery of other consideration approved by the Committee having a Fair Market Value on the exercise date equal to the total purchase price; (iv) other means determined by the Committee; or (v) any combination of the foregoing. Shares of Common Stock surrendered upon exercise shall be valued at the Stock Exchange closing price for the Corporation's Common Stock on the day prior to exercise, and the shares shall be surrendered to the Corporation.

     (B) Notwithstanding the foregoing, an Option may not be exercised by delivery to or withholding by the Corporation of shares of Common Stock to the extent that such delivery or withholding (i) would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), or (ii) if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles. Until a Participant has been issued a certificate or certificates for the shares of Common Stock so purchased (or the book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian), he or she shall possess no rights as a record holder with respect to any such shares.

                         III. STOCK APPRECIATION RIGHTS

     3.1 GRANT OF STOCK APPRECIATION RIGHTS.   Stock Appreciation Rights may be
granted, held and exercised in such form and upon such general terms and conditions as determined by the Committee on an individual basis. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine. Unless otherwise provided in a Participant's Agreement, Stock Appreciation Rights are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten (10) years from the Grant Date.

     3.2 EXERCISE PRICE.   The Committee shall determine the per share exercise
price for each Stock Appreciation Right granted under the Plan; provided, however, that the exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Stock Appreciation Right on the Grant Date.

     3.3 EXERCISE OF STOCK APPRECIATION RIGHTS.   A Stock Appreciation Right
shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant. The Committee shall specify in a Participant's Agreement whether payment shall be made in cash or shares of Common Stock, or any combination thereof.

     3.4 STOCK APPRECIATION RIGHT PAYMENT. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares, or partly in each (as determined by the Committee in accordance with any applicable terms of the Agreement), of an amount equal to the difference between (i) the aggregate Fair Market Value on the exercise date for the specified number of shares being exercised, and (ii) the aggregate exercise price for the specified number of shares being exercised.

     3.5 MAXIMUM STOCK APPRECIATION RIGHT AMOUNT PER SHARE.   The Committee may,
at its sole discretion, establish (at the time of grant) a maximum amount per share which shall be payable upon the exercise of a Stock Appreciation Right, expressed as a dollar amount.

                         IV. RESTRICTED STOCK AND UNITS

     4.1 GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS.   Subject to the
terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine.

     4.2 RESTRICTED STOCK AGREEMENT.   Each grant of Restricted Stock or
Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, or periods, the number of Common Stock shares subject to the grant, or units, the purchase price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the purchase price of the Restricted Stock, including those specified in Section 2.4, and such other general terms and conditions, including performance goals, as the Committee shall determine.

     4.3 TRANSFERABILITY.   Except as provided in this Article IV and Section
10.3 of the Plan, the shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the applicable Agreement.

     4.4 OTHER RESTRICTIONS.   The Committee shall impose such other
restrictions on any shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units under the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or State securities laws, and the issuance of a legended certificate of Common Stock representing such shares to give appropriate notice of such restrictions. The Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of the Common Stock subject to an Award of Restricted Stock or Restricted Stock Units that has not been granted under Code
Section 162(m).

     4.5 VOTING RIGHTS.   During the Restriction Period, Participants holding
shares of Common Stock subject to a Restricted Stock Award may exercise full voting rights with respect to the Restricted Stock.

     4.6 DIVIDENDS AND DIVIDEND EQUIVALENTS.

     (A) Except as set forth below or in a Participant's Agreement, during the Restriction Period, a Participant shall be entitled to receive all dividends and other distributions paid with respect to shares of Common Stock subject to an Award of Restricted Stock. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period applicable to an Award of Restricted Stock, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.

     (B) The Committee, in its discretion, may provide in the Agreement evidencing any Restricted Stock Unit that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Common Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the Restricted Stock Units previously credited to the Participant, by (ii) the Fair Market Value per share of Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Article IX, appropriate adjustments shall be made in the Participant's Restricted Stock Unit so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Restricted Stock Unit, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Restricted Stock Unit.

     4.7 SETTLEMENT OF RESTRICTED STOCK UNITS.   If a Restricted Stock Unit is
payable in Common Stock, the Corporation shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant's Restricted Stock Unit Vest or on such other date determined by the Committee, in its discretion, and set forth in the Agreement, one (1) share of Common Stock and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.1 for each Restricted Stock Unit then becoming Vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.

                              V. PERFORMANCE AWARDS

     5.1 GRANT OF PERFORMANCE AWARDS.   The Committee, at its discretion, may
grant Performance Awards to Participants and may determine, on an individual or group basis, the performance goals to be attained pursuant to each Performance Award.

     5.2 TERMS OF PERFORMANCE AWARDS.

     (A) Performance Awards shall consist of rights to receive cash, Common Stock, other property or a combination of each, if designated performance goals are achieved. The terms of a Participant's Performance Award shall be set forth in a Participant's Agreement. Each Agreement shall specify the performance goals, which may include the Performance Measures, applicable to a particular Participant or group of Participants, the period over which the targeted goals are to be attained, the payment schedule if the goals are attained, and any other general terms as the Committee shall determine and conditions applicable to an individual Performance Award. The Committee, at its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Award that has not been granted pursuant to Code Section 162(m).

     (B) Performance Awards may be granted as Performance Shares or Performance Units, at the discretion of the Committee.

          (i) In the case of Performance Shares, the Participant shall receive a legended certificate of Common Stock, restricted from transfer prior to the satisfaction of the designated performance goals and restrictions, as determined by the Committee and specified in the Participant's Agreement. Prior to satisfaction of the performance goals and restrictions, the Participant shall be entitled to vote the Performance Shares. Further, any dividends paid on such shares during the performance period automatically shall be reinvested on behalf of the Participant in additional Performance Shares under the Plan, and such additional shares shall be subject to the same performance goals and restrictions as the other shares under the Performance Share Award.

          (ii) In the case of Performance Units, the Participant shall receive an Agreement from the Committee that specifies the performance goals and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock, other property, or a combination thereof.

                           VI. ANNUAL INCENTIVE AWARDS

     6.1 GRANT OF ANNUAL INCENTIVE AWARDS.

     (A) The Committee, at its discretion, may grant Annual Incentive Awards to such Participants as it may designate from time to time. The terms of a Participant's Annual Incentive Award shall be set forth in the Participant's individual Agreement. Each Agreement shall specify such general terms and conditions as the Committee shall determine.

     (B) The determination of Annual Incentive Awards for a given year may be based upon the attainment of specified levels of Corporation or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures.

     (C) The Committee shall (i) select those Participants who shall be eligible to receive an Annual Incentive Award, (ii) determine the performance period,
(iii) determine target levels of performance, and (iv) determine the level of Annual Incentive Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Annual Incentive Award relates (or within the permissible time-period established under Code Section 162(m)), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

     6.2 PAYMENT OF ANNUAL INCENTIVE AWARDS.

     (A) Annual Incentive Awards shall be paid in cash, shares of Common Stock or other property, at the discretion of the Committee. Payments shall be made within thirty (30) days following a determination by the Committee that the performance targets were attained and within two and a half (2 1/2) months after the later of the end of the fiscal or calendar year in which the Annual Incentive Award is earned.

     (B) The amount of an Annual Incentive Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant's base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

               VII. CODE SECTION 162(M) PERFORMANCE MEASURE AWARDS

     7.1 AWARDS GRANTED UNDER CODE SECTION 162(M). The Committee, at its discretion, may designate that a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Annual Incentive Award shall be granted pursuant to Code Section 162(m). Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award under Articles IV, V and VI.

     (A) Each Code Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation requirements of Code
Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, an Award also may be subject to goals and restrictions in addition to the Performance Measures.

     (B) For each Code Section 162(m) Award, the Committee shall (i) select the Participant who shall be eligible to receive a Code Section 162(m) Award, (ii) determine the applicable performance period, (iii) determine the target levels of the Corporation or Subsidiary Performance Measures, and (iv) determine the number of shares of Common Stock or cash or other property (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which an Award relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.

     7.2 ATTAINMENT OF CODE SECTION 162(M) GOALS.

     (A) After each performance period, the Committee shall certify, in writing:
(i) if the Corporation has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash or other property payable under the Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of an Award except in the case of the death or Disability of a Participant.

     (B) Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including, without limitation, a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Corporation, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Corporation's strategic business goals.

     7.3 INDIVIDUAL PARTICIPANT LIMITATIONS.   Subject to adjustment as provided
in Section 9.1, no Participant in any one fiscal year of the Corporation may be granted (a) Options or Stock Appreciation Rights with respect to more than one hundred thousand (100,000) shares of Common Stock; (b) Restricted Stock or Restricted Stock Units that are denominated in shares of Common Stock with respect to more than twenty-five thousand (25,000) shares; and (c) Performance Awards that are denominated in shares of Common Stock with respect to more than twenty-five thousand (25,000) shares. The maximum dollar value payable to any Participant in any one fiscal year of the Corporation with respect to an Annual Incentive Award is the lesser of two (2) times the Participant's base salary for the year or $1,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.

                   VIII. TERMINATION OF EMPLOYMENT OR SERVICES

     8.1 OPTIONS AND STOCK APPRECIATION RIGHTS.

     (A) If, prior to the date when an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services for any reason (other than is provided in Section 9.2(a) following a Change in Control), the Participant's right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease, unless provided otherwise in a Participant's Agreement.

     (B) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services for any reason other than death or Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three (3) months after termination of employment or services, as applicable, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. The Committee may designate in a Participant's Agreement that an Option or Stock Appreciation Right shall terminate at an earlier or later time than set forth above.

     (C) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services due to death while an Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or the laws of descent and distribution, shall have the right within the exercise period specified in the Participant's Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant's date of death, subject to any other limitation on exercise in effect on the date of exercise. Provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one (1) year after a Participant's date of death.

     (D) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services due to Disability, the Participant shall have the right, within the exercise period specified in the Participant's Agreement, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment or services due to Disability, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment or services, as applicable, while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of paragraph (c), above.

     (E) The Committee, at the time of a Participant's termination of employment or services, may accelerate a Participant's right to exercise an Option or, subject to Code Section 409A, may extend an Option term.

     (F) Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of (a) through (e) above shall expire and be forfeited by the Participant as of their expiration date and shall become available for new Awards under the Plan as of such date.

     8.2 RESTRICTED STOCK AND RESTRICTED STOCK UNITS.   If a Participant
terminates employment for any reason (other than is provided in Section 9.2(a) following a Change in Control), the Participant's right to shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award that are still subject to a Restriction Period automatically shall terminate and be forfeited by the Participant (or, if the Participant was required to pay a purchase price for the Restricted Stock, other than for the performance of services, the Corporation shall have the option to repurchase any shares acquired by the Participant which are still subject to the Restriction Period for the purchase price paid by the Participant) and, subject to Section 1.6, said shares shall be available for new Awards under the Plan as of such termination date. Provided, however, that the Committee, in its sole discretion, may provide in a Participant's Agreement for the continuation of a Restricted Stock Award or Restricted Stock Unit after a Participant terminates employment or services or may waive or, subject to Code Section 409A, change the remaining restrictions or add additional restrictions, as it deems appropriate. The Committee shall not waive any restrictions on a Code Section 162(m) Restricted Stock or Restricted Stock Unit Award, but the Committee may provide in a Participant's Code Section 162(m) Restricted Stock or Restricted Stock Unit Agreement or otherwise that upon the Employee's termination of employment due to
(a) death, (b) Disability, or (c) involuntary termination by the Corporation without cause (as determined by the Committee) prior to the termination of the Restriction Period, that the performance goals and restrictions shall be deemed to have been satisfied on a pro-rata basis, so that the number of shares that become freely transferable shall be based on the Participant's full number of months of employment during the employment period, and the Participant's shall forfeit the remaining shares, and the Participant's rights to such forfeited shares shall terminate in full.

     8.3 PERFORMANCE AWARDS.   Performance Awards shall expire and be forfeited
by a Participant upon the Participant's termination of employment or services for any reason (other than is provided in Section 9.2(a) following a Change in Control), and, subject to Section 1.6, shall be available for new Awards under the Plan as of such termination date. Provided, however, that the Committee, in its discretion, may provide in a Participant's Agreement or, subject to Code
Section 409A, may provide otherwise for the continuation of a Performance Award after a Participant terminates employment or services or may waive or change all or part of the conditions, goals and restrictions applicable to such Performance Award. Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Performance Award, but the Committee may provide in an Employee's Code Section 162(m) Performance Share Agreement or otherwise that upon the Participant's termination of employment due to (a) death; (b) Disability; or (c) involuntary termination by the Corporation without cause (as determined by the Committee) prior to the attainment of the associated performance goals and restrictions, that the performance goals and restrictions shall be deemed to have been satisfied on a pro-rata basis, so that the number of shares that become freely transferable shall be based on the Participant's full number of months of employment during the employment period, and the Participant's shall forfeit the remaining shares, and the Participant's rights to such forfeited shares shall terminate in full.

     8.4 ANNUAL INCENTIVE AWARDS.

     (A) A Participant who has been granted an Annual Incentive Award and terminates employment or services due to Retirement, Disability or death prior to the end of the Corporation's fiscal year shall be entitled to a pro-rated payment of the Annual Incentive Award, based on the number of full months of employment or services, as applicable during the fiscal year. Any such prorated Annual Incentive Award shall be paid at the same time as regular Annual Incentive Awards and, in the event of the Participant's death, to the Participant's designated beneficiary.

     (B) Except as otherwise determined by the Committee in its discretion, a Participant who has been granted an Annual Incentive Award and resigns or is terminated for any reason (other than Retirement, Disability or death), [before the payment date of an Annual Incentive Award], shall forfeit the right to the Annual Incentive Award payment for that fiscal year.

     8.5 OTHER PROVISIONS.   The transfer of an Employee from one corporation to
another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in a Participant's Agreement issued under the Plan.

                      IX. ADJUSTMENTS AND CHANGE IN CONTROL

     9.1 ADJUSTMENTS. In the event of a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Awards as the Committee, in its sole discretion, deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company, as the Committee may determine to be appropriate in its sole discretion).

     9.2 CHANGE IN CONTROL.

     (A) Notwithstanding anything contained herein to the contrary, in the event of a Participant's Change in Position subsequent to a Change in Control, all of the following shall occur: (i) any outstanding Option or Stock Appreciation Right granted hereunder immediately shall become fully Vested and exercisable, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any Shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable Federal or State securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Awards, which immediately shall become payable; and (iv) for purposes of any Annual Incentive Awards granted hereunder, the determination of whether the performance targets and levels have been achieved shall be made as of the Change in Control and payments due shall be immediately payable.

     (B) The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be cancelled in exchange for a payment with respect to each Vested share of Common Stock subject to such cancelled Option or Stock Appreciation Right in (i) cash, (ii) stock of the Corporation or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control over the exercise price per share under such Option or Stock Appreciation Right (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to a Participant in respect of the Participant's cancelled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.

     (C) Notwithstanding the foregoing, but subject to Section 9.2(a), the Committee, in its discretion, may provide in the event of a Change in Control that the successor company shall assume or substitute for an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit payable in shares of Common Stock, Performance Award payable in shares of Common Stock or Annual Incentive Award payable in shares of Common Stock. For the purposes of this
Section 9.2(c), such an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each share of Common Stock subject to such Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of shares of Common Stock for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of such Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award, for each share of Common Stock subject thereto, shall be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of shares of Common Stock in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

                                X. MISCELLANEOUS

     10.1 PARTIAL EXERCISE/FRACTIONAL SHARES.   The Committee may permit, and
shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of a Stock Appreciation Right or payment of a Performance Award, Restricted Stock Award, Restricted Stock Unit, or Annual Incentive Award, instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.

     10.2 RIGHTS PRIOR TO ISSUANCE OF SHARES.   No Participant shall have any
rights as a shareholder with respect to shares covered by an Award until the issuance of a stock certificate for such shares (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued except as otherwise provided in the Plan or a Participant's Agreement or by the Committee.

     10.3 NON-ASSIGNABILITY; CERTIFICATE LEGEND; REMOVAL.

     (A) Except as described below or as otherwise determined by the Committee in a Participant's Agreement, no Award shall be transferable by a Participant except by will or the laws of descent and distribution, and an Option or Stock Appreciation Right shall be exercised only by a Participant during the lifetime of the Participant. Notwithstanding the foregoing, a Participant may assign or transfer an Award that is not an Incentive Stock Option with the consent of the Committee (each transferee thereof, a "Permitted Assignee"); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and any Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Corporation evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

     (B) Each certificate representing shares of Common Stock subject to an Award shall bear the following legend:

          The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Amended and Restated Stock Option and Incentive Plan ("Plan"), rules and administrative guidelines adopted pursuant to such Plan [and an
          Agreement dated           ,           ]. A copy of the Plan, such
          rules [and such Agreement] may be obtained from the General Counsel of Syntel, Inc.

     (C) Subject to applicable Federal and State securities laws, issued shares of Common Stock subject to an Award shall become freely transferable by the Participant after all applicable restrictions, limitations, performance requirements or other conditions have terminated, expired, lapsed or been satisfied. Once such issued shares of Common Stock are released from such restrictions, limitations, performance requirements or other conditions, the Participant shall be entitled to have the legend required by this Section 10.3 removed from the applicable Common Stock certificate.

     10.4 SECURITIES LAWS.

     (A) Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit, Performance Award or Annual Incentive Award is subject to such compliance with Federal and State laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of the Stock Exchange or any stock exchange on which the Common Stock may be listed, the provisions of any State laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

     (B) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option or Stock Appreciation Right or the grant of Restricted Stock or Restricted Stock Units or the payment of a Performance Award or Annual Incentive Award under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable Federal securities laws; (ii) under the requirements of the Stock Exchange or any other securities exchange or recognized trading market or quotation system upon which such shares of Common Stock are then listed or traded; and (iii) under any blue sky or State securities laws applicable to such shares.

     10.5 FOREIGN LAW RESTRICTIONS. Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock grant, Performance Share Award or Annual Incentive Award is subject to compliance with the laws, rules and regulations of any foreign nation applying to the authorization, issuance or sale of securities, providing of compensation, transfer of currencies and other matters, as may apply to any Participant hereunder who is a resident of such foreign nation. To the extent that it shall be impermissible under such foreign laws for such a Participant to pay the exercise price for any Option granted under the Plan (to the extent Vested), the Committee may treat such Participant as being entitled instead to exercise additional Stock Appreciation Rights which are of equivalent value to the Participant, as determined by comparing the Fair Market Value upon exercise of the number of shares subject to the Option (to the extent Vested), less the Option price of such shares. Further, to the extent that it shall be impermissible under such foreign laws for the corporation to deliver Common Stock to any such Participant pursuant to any Option, Stock Appreciation Right, Restricted Stock Grant, Performance Award or Annual Incentive Award granted under the Plan (to the extent Vested), the Committee may arrange for payment to the Participant of an equivalent amount of cash in lieu of such shares (less any amount otherwise payable by the Participant), in accordance with all applicable Untied States and foreign currency restrictions and regulations. To the extent that the Corporation is restricted in accordance with such foreign laws from delivering shares of Common Stock to Participants as would otherwise be provided for in this Plan, the Corporation shall be released from such obligation and shall not be subject to the claims of any Participant hereunder with respect thereto.

     10.6 WITHHOLDING TAXES.

     (A) The Corporation shall have the right to withhold from a Participant's compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the lapse of the Restriction Period on a Restricted Stock Award, Restricted Stock Unit, or the payment of a Performance Award or Annual Incentive Award. To satisfy the withholding obligation, a Participant may tender previously-acquired shares of Common Stock that have been held at least six (6) months or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The broker assisted exercise procedure of Section 2.4 may be utilized to satisfy the withholding requirements related to the exercise of an Option. At no point shall the Corporation withhold from the exercise of an Option more shares than are necessary to meet the established tax withholding requirements of federal, state and local obligations.

     (B) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002); or (iii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles.

     10.7 TERMINATION AND AMENDMENT.

     (A) The Board may terminate the Plan, or the granting of Awards under the Plan, at any time. No new Awards shall be granted under the Plan after May 31, 2016.

     (B) The Board may amend or modify the Plan at any time and from time to time, and the Committee may amend or modify the terms of an outstanding Agreement at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which Awards may be made under the Plan, except as permitted under Sections 1.6 and Article 9; or (iii) change the provisions relating to the eligibility of individuals to whom Awards may be made under the Plan. In addition, if the Corporation's Common Stock is listed on a Stock Exchange, the Board may not amend the Plan in a manner requiring approval of the shareholders of the Corporation under the rules of the Stock Exchange without obtaining the approval of the shareholders.

     (C) No amendment, modification, or termination of the Plan or an outstanding Agreement shall in any manner adversely affect any then outstanding Award under the Plan without the consent of the Participant holding such Award, except as set forth in any Agreement relating to the Award, or to bring the Plan and/or an Award into compliance with the requirements of Code Section 409A or to qualify for an exemption under Code Section 409A.

     10.8 CODE SECTION 409A.   It is intended that Awards granted under the Plan
shall be exempt from or in compliance with Code Section 409A, and the Board reserves the right to amend the terms of the Plan, and the Committee reserves the right to amend any outstanding Agreement if necessary either to exempt such Award from Code Section 409A or comply with the requirements of Code Section 409A, as applicable. Further, Plan Participants who are "Specified Employees" (as defined under Code Section 409A and IRS guidance issued thereunder), shall be required to delay payment of an Award for six (6) months after separation from service to the extent such Award is governed by Code Section 409A, and the delay is required thereunder.

     10.9 EFFECT ON EMPLOYMENT OR SERVICES.   Neither the adoption of the Plan
nor the granting of any Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Corporation or a Subsidiary.

     10.10 USE OF PROCEEDS.   The proceeds received from the sale of Common
Stock pursuant to the Plan shall be used for general corporate purposes of the Corporation.

     10.11 SEVERABILITY.   If any one or more of the provisions (or any part
thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Corporation may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Corporation, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.

     10.12 BENEFICIARY DESIGNATION. Subject to local laws and procedures, each Participant may file a written beneficiary designation with the Corporation stating who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before receipt of any or all of a Plan benefit. Each designation shall revoke all prior designations by the same Participant, be in a form prescribed by the Corporation, and become effective only when filed by the Participant in writing with the Corporation during the Participant's lifetime. If a Participant dies without an effective beneficiary designation for a beneficiary who is living at the time of the Participant's death, the Corporation shall pay any remaining unpaid benefits to the Participant's legal representative.

     10.13 UNFUNDED OBLIGATION.   A Participant shall have the status of a
general unsecured creditor of the Corporation. Any amounts payable to a Participant pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Corporation and a Participant, or otherwise create any Vested or beneficial interest in any Participant or the Participant's creditors in any assets of the Corporation. A Participant shall have no claim against the Corporation for any changes in the value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.

     10.14 APPROVAL OF PLAN.   The Plan shall be subject to the approval of the
holders of at least a majority of the votes cast at a duly held meeting of shareholders of the Corporation held within twelve (12) months after adoption of the Plan by the Board. No Award granted under the Plan may be exercised or paid in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within twelve

(12) months after approval by the Board, the Plan and any Awards granted under the Plan shall be null and void, with no further force or effect.

     10.15 GOVERNING LAW. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and Agreements under the Plan, shall be governed by the laws of the State of Michigan, without regard to its conflict of law rules.

     This Syntel, Inc. 2006 Stock Option and Incentive Plan has been executed on behalf of the Corporation on this the 1st day of June, 2006.

                                        SYNTEL, INC.

                                        By:
                                            ------------------------------------
                                            Bharat Desai, President

                                                                      APPENDIX C

                                  SYNTEL, INC.

                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

                            (EFFECTIVE JUNE 1, 2006)

                                TABLE OF CONTENTS



                                                                              PAGE
                                                                              ----


I. GENERAL PROVISIONS......................................................    C-1
  1.1    Establishment.....................................................    C-1
  1.2    Purpose...........................................................    C-1
  1.3    Plan Duration.....................................................    C-1
  1.4    Definitions.......................................................    C-1
  1.5    Stock.............................................................    C-2
  1.6    Administration....................................................    C-2
  1.7    Participants......................................................    C-2
II. OFFER TERMS............................................................    C-2
  2.1    Offer and Purchase Period.........................................    C-2
  2.2    Option Price......................................................    C-3
  2.3    Participation.....................................................    C-3
  2.4    Participation Limitations.........................................    C-4
  2.5    Termination of Employment.........................................    C-4
  2.6    Restrictions on Transfer..........................................    C-4
III. MISCELLANEOUS.........................................................    C-4
  3.1    Non-Assignability.................................................    C-4
  3.2    Adjustments.......................................................    C-4
  3.3    Change in Control.................................................    C-4
  3.4    Termination and Amendment.........................................    C-5
  3.5    Rights Prior to Issuance of Shares................................    C-5
  3.6    Securities Laws...................................................    C-5
  3.8    Delivery of Plan..................................................    C-6
  3.9    Effect on Employment..............................................    C-6
  3.10   Certificates......................................................    C-6
  3.11   Use of Proceeds...................................................    C-6
  3.12   Approval of Plan..................................................    C-6
  3.13   Governing Law.....................................................    C-6

                                  SYNTEL, INC.

                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

                              I. GENERAL PROVISIONS

     1.1 ESTABLISHMENT. On April 17, 2006, the Board of Directors ("Board") of Syntel, Inc. ("Corporation") adopted the Amended and Restated Employee Stock Purchase Plan ("Plan"), subject to approval by the shareholders of the Corporation on June 1, 2006. The Plan amends and restates the Employee Stock Purchase Plan that was approved by the shareholders on April 1, 1997.

     1.2 PURPOSE.   The purpose of the Plan is (i) to promote the best interests of the Corporation and its shareholders by encouraging Employees of the Corporation and any Subsidiaries to acquire an ownership interest in the Corporation through the purchase of stock in the Corporation, thus aligning their interests with those of shareholders, and (ii) to enhance the ability of the Corporation and its Subsidiaries to attract, motivate and retain qualified Employees. The Plan is intended to constitute an "employee stock purchase plan" under Section 423 of the Code.

     1.3 PLAN DURATION. Upon receipt of shareholders approval, the Plan shall commence on June 1, 2006 and subject to earlier termination by the Board in accordance with Section 3.4, no new Offers may be made under the Plan after May 31, 2016.

     1.4 DEFINITIONS.   As used in this Plan, the following terms have the
meaning described below:

          (A) "BOARD" means the Board of Directors of the Corporation.

          (B) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          (D) "COMMITTEE" means the Compensation Committee of the Board.

          (E) "COMMON STOCK" means shares of the Corporation's Common Stock, as described in Section 1.4, below.

          (F) "CORPORATION" means Syntel, Inc. and, for purposes of this Plan, employment with the Corporation shall be deemed to include employment with any Subsidiary of the Corporation.

          (G) "ELECTION PERIOD" means the period of time designated by the Committee when an eligible Employee may elect to participate in one or more Purchase Periods.

          (H) "EMPLOYEE" means an individual who has an "employment relationship" with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-7(h), and the term "employment" means employment with the Corporation or a Subsidiary, as applicable.

          (I) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time and any successor rule.

          (J) "FAIR MARKET VALUE" means for purposes of determining the value of Common Stock the Stock Exchange closing price of the Corporation's Common Stock as reported in The Wall Street Journal (or as otherwise reported by such Stock Exchange) for the Grant Date or the date of exercise of an option, as is applicable. In the event that there are no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions.

          (K) "OFFER" means the Committee's designation of a Purchase Period available to eligible Employees and the terms on which an option may be exercised during the applicable Purchase Period.

          (L) "OPTION PRICE" means the price, determined by the Committee, at which Common Stock subject to an option may be purchased during a Purchase Period.

          (M) "PLAN" means the Amended and Restated Employee Stock Purchase Plan, the terms of which are set forth herein, and any amendments thereto.

          (N) "PURCHASE PERIOD" means a period established by the Committee during which an eligible Employee may exercise options granted hereunder.

          (O) "STOCK EXCHANGE" means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before the first or last day of a Purchase Period, as applicable.

          (P) "SUBSIDIARY" means any subsidiary of the Corporation, as defined in Code Section 424(f).

     1.5 STOCK.   The stock subject to option and purchase under the Plan shall be the Common Stock of the Corporation, and may be either authorized and unissued shares or shares that have been reacquired by the Corporation. The total amount of Common Stock on which options may be granted under the Plan shall not exceed one million five hundred thousand shares (1,500,000) shares, subject to adjustment in accordance with Section 3.2. Shares of Common Stock subject to any unexercised portion of a terminated, canceled or expired option granted under the Plan may again be used for options under the Plan.

     1.6 ADMINISTRATION.   The Plan shall be administered by the Committee. The
Committee may prescribe rules and regulations from time to time for the administration of the Plan and may decide questions which may arise with respect to its interpretation or application. The decisions of the Committee in interpreting the Plan shall be final, conclusive and binding on all persons, including the Corporation, its Subsidiaries, Employees, and optionees. The Committee, from time to time, shall grant to eligible Employees on a uniform basis, options to purchase Common Stock pursuant to the terms and conditions of the Plan. In the event of insufficient shares during a Purchase Period, the Committee shall allocate the right to purchase shares to each participant in the same proportion that such participant's total current base salary paid by the Corporation for the Purchase Period bears to the total of such base salaries paid by the Corporation to all participants during the same period. All excess funds withheld, as a result of insufficient shares, shall be returned to the participating Employees.

     1.7 PARTICIPANTS.   Except as provided in Section 2.4 below, any Employee
who has (a) completed six (6) full months of service with the Corporation, and
(b) whose customary employment is more than twenty (20) hours per week and five
(5) or more months per calendar year at the time of an Offer, is eligible to participate in such Offer under the Plan, in accordance with the terms of the Plan. An Employee who meets the eligibility requirements in this Section 1.6 shall be entitled to participate in the first Offer commencing after the eligibility requirements have been satisfied.

                                 II. OFFER TERMS

     2.1 OFFER AND PURCHASE PERIOD.

     (A) The Committee shall determine the date or dates upon which one or more Offers shall be made under the Plan. The Purchase Period pursuant to each Offer shall be such term as the Committee shall determine prior to the commencement of an Offer, but which in no event shall be fewer than six (6) nor more than twenty-seven (27) months.

     (B) To participate in an Offer, an eligible Employee must submit such enrollment forms as shall be prescribed by the Committee (which shall include a payroll deduction authorization form) at such time and in such manner as shall be prescribed by the Committee. The payroll deductions authorized by a participant on a payroll deduction authorization form shall be expressed (i) as a whole number percentage of the participant's "base compensation" for each pay period during the Purchase Period, (ii) as a specified dollar amount to be withheld from a participant's base compensation or bonus on one or more designated payroll dates, or (iii) as a specified number of shares to be purchased within the dollar and share limits set forth in the Plan. For purposes of the Plan, a participant's "base compensation" for a pay period shall include the participant's base compensation but shall exclude commissions, bonuses, overtime, sick pay, severance pay, moving expenses, expense reimbursements and allowances and other special payments and supplemental compensation. A participant may not purchase more than 2,500 shares of

Common Stock in any six (6) month Purchase Period (proportionately adjusted upward for Purchase Periods of more than six (6) months).

     2.2 OPTION PRICE.

     (A) The Option Price at which shares of Common Stock may be purchased under the Plan shall be determined by the Committee at the time of the Offer but in no event shall such amount be less than the lesser of:

          (i) 85% of the Fair Market Value of a share of Common Stock on the date of grant of the option (first day of a Purchase Period), or

          (ii) 85% of the Fair Market Value of a share of Common Stock on the date the option is deemed exercised pursuant to Section 2.4(d) (last day of a Purchase Period).

     (B) For purposes of this Plan, the Fair Market Value per share shall be deemed to be the closing price of Common Stock on the Stock Exchange for the first and last days of the Purchase Period. In the event that there are no Common Stock transactions on either date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions.

     2.3 PARTICIPATION.

     (A) An eligible Employee may elect to participate in an Offer by delivering to the Corporation an election to participate and a payroll deduction form within the Election Period designated by the Committee prior to the commencement of a Purchase Period. An eligible Employee's election to participate and payroll deduction form from the preceding Election Period automatically shall carry over to the next Election Period unless affirmatively revoked in writing by the Employee. An Employee who elects to participate may not authorize payroll deductions which, in the aggregate, are more than thirty percent (30%) of the Employee's cash compensation during the Purchase Period. For purposes of the Plan, "cash compensation" shall mean an Employee's total cash compensation during the Purchase Period, excluding performance, hire-on, and non-compete bonuses and any other non-recurring special pay as determined by the Committee. Only whole shares of Common Stock may be purchased under the Plan.

     (B) All Employees granted options under the Plan shall have the same rights and privileges under the Plan, except that the number of shares each participant may purchase shall depend upon his or her cash compensation and the designated payroll deduction he or she authorizes. The maximum number of shares of Common Stock that an eligible Employee may purchase in a Particular Purchase Period shall be determined by the Committee and shall bear a uniform relationship to the Employee's cash compensation, subject to rounding down for fractional shares, as determined by the Committee.

     (C) Payroll deductions shall commence on the first payroll date in the Purchase Period and shall continue until the last payroll date in the Purchase Period. An Employee may suspend payroll deductions during a Purchase Period only at the discretion of the Committee in the event of an unforeseen hardship; provided, however, that payroll deductions made prior to approval of the suspension by the Committee shall still be used to purchase Common Stock for the Employee at the end of the Purchase Period.

     (D) A participating Employee's option shall be deemed to have been exercised on the last business day of the Purchase Period.

     (E) As soon as practicable after the end of the Purchase Period, the Corporation shall deliver to each Employee, certificates evidencing the shares of Common Stock that an Employee has purchased (or a book entry representing such shares shall be made and the shares deposited with the appropriate registered book-entry custodian). Any amount that has been deducted representing a fractional share shall be applied toward the purchase of option shares in the next Purchase Period. An Employee who does not elect to participate in the following Purchase Period shall receive a check from the Corporation for any amount that has been deducted and represents a fractional share. Any payroll deductions that exceed the limits set forth in Sections 2.1(b) and 2.4 shall be returned to the participant in the amount of the excess.

     (F) The Corporation retains the right to designate an exclusive broker to handle the Common Stock transactions under the Plan. As soon as practicable after the end of the Purchase Period, the Corporation shall deliver to each Employee or a designated brokerage account, through a certificate or electronic transfer, the shares of Common Stock that such Employee has purchased. Unless otherwise determined by the Committee, any amount that has been deducted and withheld in excess of the option price automatically shall be paid by check to the participating Employee promptly following the end of the Purchase Period in which withheld.

     (G) Unless otherwise determined by the Committee, no interest shall accrue or be paid on any amounts paid by payroll deduction by any participating Employee.

     2.4 PARTICIPATION LIMITATIONS. Notwithstanding any other provision of the Plan, no Employee shall be eligible to participate in an Offer under the Plan if:

          (A) the Employee, immediately after such grant, would, in the aggregate, own and/or hold shares of Common Stock (including all shares which may be purchased under outstanding options, whether or not such options qualify for the special tax treatment afforded by Section 421(a) of the Code) equal to or exceeding five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Corporation or of its Subsidiaries; for purposes of this limitation, the rules of section 424(d) of the Code and the regulations promulgated thereunder (relating to attribution of stock ownership) shall apply; or

          (B) such grant would permit, under the rules set forth in Section 423 of the Code and the regulations promulgated thereunder, the Employee's right to purchase stock under this Plan and all other Code Section 423 employee stock purchase plans maintained by the Corporation and its Subsidiaries to accrue at a rate in excess of $25,000 in Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     2.5 TERMINATION OF EMPLOYMENT.   If a participating Employee ceases to be
employed by the Corporation or a Subsidiary for any reason, including but not limited to, voluntary or forced resignation, retirement, death, disability or lay-off, the Corporation, within a reasonable time after notice of the termination, shall issue a check to the former Employee (or executor, administrator or legal representative, if applicable) in the aggregate amount of the Employee's payroll deductions that had not been applied towards the purchase of option shares as of the date of termination.

                               III. MISCELLANEOUS

     3.1 NON-ASSIGNABILITY.   No option shall be transferable by a participating
Employee, and an option may be exercised during a participating Employee's lifetime only by the Employee. Upon the death of a participating Employee, his or her executor, administrator or other legal representative shall receive a check from the Corporation representing the aggregate amount of the deceased Employee's payroll deductions that had not been applied towards the purchase of option shares as of the date of death.

     3.2 ADJUSTMENTS.   In the event of a merger, reorganization, consolidation,
recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Options as the Committee, in its sole discretion, deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and; in the aggregate or to any one Participant, in the number, class, kind and option price of securities subject to outstanding options under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of another company, as the Committee may determine to be appropriate in its sole discretion). Any of the foregoing adjustments may provide for the elimination of any fractional share which might otherwise become subject to any option.

     3.3 CHANGE IN CONTROL.

     (A) After any merger of one or more corporations into the Corporation in which the Corporation shall be the surviving corporation or any share exchange in which the Corporation is a constituent corporation, each participant shall, at no additional cost, be entitled upon the exercise of an option, to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock for which such option shall then be exercisable, the consideration which such participant would have been entitled to receive pursuant to the terms of the agreement of merger or share exchange if at the time of such merger or share exchange such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares then underlying the option. Comparable rights shall accrue to each participating Employee in the event of successive mergers or consolidations of the character described above.

     (B) Notwithstanding anything contained herein to the contrary, upon the dissolution or liquidation of the Corporation or upon any merger or share exchange in which the Corporation is not the surviving corporation (other than a merger with a wholly-owned subsidiary of the Corporation formed for the purpose of changing the Corporation's corporate domicile where the Plan is assumed by the survivor), the Purchase Period for any option granted under this Plan shall terminate as of the date of the aforementioned event, and each participant shall be deemed to have exercised, immediately prior to such dissolution, liquidation, merger or share exchange, his or her option to the extent payroll deductions were made prior thereto.

     (C) The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

     3.4 TERMINATION AND AMENDMENT.

     (A) The Board may terminate the Plan, or the granting of options under the Plan, at any time. No option shall be granted under the Plan after May 31, 2016.

     (B) The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification shall disqualify the Plan under Section 423 of the Code or Rule 16b-3 under the Exchange Act without the approval of the shareholders of the Corporation.

     (C) No amendment, modification, or termination of the Plan shall adversely affect any option granted under the Plan without the consent of the Employee holding the option.

     3.5 RIGHTS PRIOR TO ISSUANCE OF SHARES.   No participating Employee shall
have any rights as a shareholder with respect to shares covered by an option until the issuance of a stock certificate or electronic transfer to the Employee (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date when the certificate is issued or the shares electronically delivered to the Employee's brokerage account.

     3.6 SECURITIES LAWS.

     (A) Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of any stock exchange on which the stock may be listed and the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

     (B) The Board may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of a Stock Exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Corporation has determined that the Corporation has complied with all requirements under appropriate securities laws.

     3.7 FOREIGN LAW RESTRICTIONS. Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an option is subject to compliance with the laws, rules and regulations of any foreign nation applying to the authorization, issuance or sale of securities, providing of compensation, transfer of currencies and other matters, as may apply to any participating Employee hereunder who is a resident of such foreign nation. To the extent that it shall be impermissible under such foreign laws for such a Participant to pay the exercise price for any option granted under the Plan or for the Corporation to deliver Common Stock to any such Participant pursuant to any option granted under the Plan, the Committee shall refund to such Employee the aggregate amount of the payroll deductions made pursuant to this Plan (to the extent such amounts have not previously been applied towards the purchase of option shares, in accordance with all applicable United States and foreign currency restrictions and regulations). To the extent that the Corporation is restricted in accordance with such foreign laws from delivering shares of Common Stock to participating Employees as would otherwise be provided for in this Plan, the Corporation shall be released from such obligation and shall not be subject to the claims of any Employee hereunder with respect thereto.

     3.8 DELIVERY OF PLAN.   Each Employee who is a participant in the Plan
shall have delivered to him or her a copy of the Plan.

     3.9 EFFECT ON EMPLOYMENT.   Neither the adoption of the Plan nor the
granting of an option pursuant to it shall be deemed to create any right in any individual to be retained or continued in the employment of the Corporation.

     3.10 CERTIFICATES.   If certificates are issued, the Corporation shall have
the right to retain such certificates representing shares of Common Stock issued pursuant to the Plan until such time as all conditions and/or restrictions applicable to such shares of Common Stock have been satisfied.

     3.11 USE OF PROCEEDS.   The proceeds received from the sale of Common Stock
pursuant to the Plan shall be used for general corporate purposes of the Corporation.

     3.12 APPROVAL OF PLAN.   The Plan shall be subject to the approval of the
holders of at least a majority of the Common Stock of the Company present and entitled to vote at a meeting of shareholders of the Company held within twelve
(12) months after adoption of the Plan by the Board. If not approved by shareholders within such 12-month period, the Plan and any options granted hereunder shall become void and of no effect.

     3.13 GOVERNING LAW.   This Plan shall be governed by and construed under
the laws of the State of Michigan without regard to its conflict of law provisions.

     This Syntel, Inc. 2006 Employee Stock Purchase Plan has been executed on behalf of the Corporation on this the 1st day of June, 2006.

                                        SYNTEL, INC.

                                        By:
                                            ------------------------------------
                                            Bharat Desai, President

                                        [BAR CODE]                        [PLUS]

     [SYNTEL LOGO]

[BAR CODE]

                                                     000000000.000 ext
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                              000004                 000000000.000 ext
                                                     000000000.000 ext
     MR A SAMPLE                                     000000000.000 ext
     DESIGNATION (IF ANY)     LEAST ADDRESS LINE     000000000.000 ext
     ADD 1                                           000000000.000 ext
     ADD 2
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     ADD 6

                                                     C 1234567890 J N T

     [SCALE]                                         [BAR CODE]

                                                     [ ] Mark this box with an X
                                                         if you have made
                                                         changes to your name
                                                         or address details
                                                         above.

--------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

  A ELECTION OF DIRECTORS

  1. The Board of Directors recommends a vote FOR the listed nominees.

                           FOR WITHHOLD                             FOR WITHHOLD

   01 - Paritosh K. Choksi [ ]    [ ]   04 - George R. Mrkonic, Jr. [ ]    [ ]

   02 - Bharat Desai       [ ]    [ ]   05 - Vasant Raval           [ ]    [ ]

   03 - Paul R. Donovan    [ ]    [ ]   06 - Neerja Sethi           [ ]    [ ]

  B ISSUES

  The Board of Directors recommends a vote FOR the following proposals.

                                                     FOR  AGAINST  ABSTAIN

  2. To adopt the Amended and Restated Stock         [ ]    [ ]       [ ]
     Option and Incentive Plan.

  3. To adopt the Amended and Restated Employee      [ ]    [ ]       [ ]
     Stock Purchase Plan.

  4. To ratify the appointment of Crowe Chizek and   [ ]    [ ]       [ ]
     Company LLC as the independent and registered public accounting firm for the current fiscal year.

  C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
    INSTRUCTIONS TO BE EXECUTED.

  NOTE: Please sign exactly as your name(s) appears on this Proxy. If your shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the proxy.

  Signature 1 - Please keep signature within the box  Signature 2 - Please keep signature within the box  Date (mm/dd/yyyy)
  [BOX]                                               [BOX]                                               [BOX]

[BLACK BOX]       0 0 8 5 0 1               1 U P X        C O Y          [LOGO]

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  PROXY - SYNTEL, INC.
--------------------------------------------------------------------------------

  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  FOR THE ANNUAL MEETING OF SHAREHOLDERS - JUNE 1, 2006

  The undersigned appoints Bharat Desai and Daniel M. Moore, and each of them individually, as proxies with full power of substitution and revocation to vote, as designated on the reverse side of this proxy, all the shares of common stock of Syntel, Inc. held of record by the undersigned on April 6, 2006, with all powers that the undersigned would possess if personally present, at Syntel, Inc.'s annual meeting of shareholders to be held on June 1, 2006, or at any adjournment thereof.

  IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING.

  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND PROPOSALS LISTED ON THE REVERSE SIDE.